SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a)

of the Securities Exchange Act of 1934

(Amendment No. [ ])

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the Appropriate Box:

☐ Preliminary Proxy Statement

☐ Confidential, for Use of the Commission Only (as permitted by Rule

14a-6(e)(2))

☒ Definitive Proxy Statement

☐ Definitive Additional Materials

☐ Soliciting Material Under Rule 14a-12

VUZIX CORPORATION

(Name of Registrant as Specified in Its Charter)

———————————————

(Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒ No fee required

☐ Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1) Title of each class of securities to which transaction applies:

(2) Aggregate number of securities to which transaction applies:

(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

(4) Proposed maximum aggregate value of transaction:

(5) Total fee paid:

☐ Fee paid previously with preliminary materials:

☐ Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1) Amount Previously paid:

(2) Form, Schedule or Registration Statement No.:

(3) Filing Party:

(4) Date Filed

VUZIX CORPORATION

2166 Brighton Henrietta Townline Road

Rochester, New York 14623

(585) 359-5900

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

To Be Held On June 24, 2014

Dear Stockholder:

You are cordially invited to attend the annual meeting of stockholders of Vuzix Corporation. The meeting will be held on June 24, 2014 at 11:00 a.m. (local time) at the Doubletree Hotel, 1111 Jefferson Road, Rochester, New York, 14623, for the following purposes:

1.	Elect five (5) directors to serve until the 2014 Annual Meeting of Stockholders and until their successors are duly elected and qualified.

2.	Ratify the selection of EFP Rotenberg, LLP as the independent registered public accounting firm of the Company for the year ending December 31, 2014.

3.	To Amend the Company’s Amended and Restated Articles to reduce the number of authorized common shares from 700,000,000 to 100,000,000 shares, with no proportional adjustment in the par value of those shares, which shall remain $0.001 per share.

4.	To approve the Vuzix Corporation 2014 Equity Incentive Plan.

5.	To transact such other business as may properly come before the meeting or any adjournment thereof.

The record date for the annual meeting is May 20, 2014. Only stockholders of record at the close of business on that date may vote at the meeting or any adjournment thereof. Our transfer books will not be closed.

By Order of the Board of Directors

Steven D. Ward,
Secretary

Dated:	May 23, 2014
Rochester, New York

You are cordially invited to attend the meeting in person. Whether or not you expect to attend the meeting, please complete, date, sign and return the enclosed proxy as promptly as possible in order to ensure your representation at the meeting. Your vote is important, no matter how many shares you owned on the record date. A return envelope is enclosed for your convenience and needs no postage if mailed in the United States. If you wish, you may vote via the Internet or telephone, instructions for doing so are attached to this Proxy Statement. Even if you have voted by proxy or via the Internet, you may still vote in person if you attend the meeting. Please note, however, that if your shares are held of record by a broker, bank or other nominee and you wish to vote at the meeting, you must obtain a proxy issued in your name from that record holder.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE ANNUAL MEETING TO BE HELD ON JUNE 24, 2014.

Our proxy statement and Annual Report on Form 10-K, which are enclosed with this mailing, are also available at www.edocumentview.com/vzx

Table of Contents

Notice of Annual Meeting of Stockholders	1

Proxy Statement for 2014 Annual Meeting of Stockholders	1

Questions and Answers about this Proxy Material and Voting	2

Security Ownership of Certain Beneficial Owners and Management	6

Section 16(a) Beneficial Ownership Reporting Compliance	6

Proposal 1 - Election of Directors	7

Nominees for Election as Directors	7

Information Regarding the Board and its Committees	8

Compensation Committee Interlocks and Insider Participation	9

Corporate Governance and Related Matters	10

Proposal 2 – Ratification of the Company’s Independent Registered Public Accounting	11

Audit Committee Report	12

Proposal 3 - To Amend the Company’s Amended and Restated Articles (or Bylaws) to reduce the number of authorized common shares from 700,000,000 to 100,000,000 shares, with no proportional adjustment in the par value of those shares, which shall remain $0.001 per share	19

Proposal 4 - To approve the Vuzix Corporation 2014 Equity Incentive Plan	19

Compensation of Named Executive Officers and Directors	13

Named Executive Officers	13

Compensation Committee Report	20

Executive Officer Compensation Tables

Employment Agreements and Potential Payments upon Termination or a Change in Control

Director Compensation	17

Transactions with Related Persons	17

Other Matters	22

VUZIX CORPORATION

2166 Brighton Henrietta Townline Road

Rochester, New York 14623

(585) 359-5900

PROXY STATEMENT

FOR 2014 ANNUAL MEETING OF STOCKHOLDERS

This proxy statement is furnished to shareholders in connection with the solicitation of proxies by the Board of Directors of Vuzix Corporation. (the "Company") in connection with the annual meeting of shareholders of the Company to be held on June 24, 2014 at 11:00 a.m., local time, at the Doubletree Hotel, 1111 Jefferson Road, Rochester, New York, 14623 (the "Meeting"). A copy of the Company's Annual Report on Form 10-K filed with the Securities and Exchange Commission ("SEC") is available without charge upon written request to the Company's Secretary at the Company's corporate offices, or from the SEC's website at www.sec.gov.

Additional copies of this proxy statement and the Annual Report on Form 10-K, notice of meeting, form of proxy, and directions to be able to attend the meeting and vote in person, may be obtained from the Company's Secretary, 2166 Brighton Henrietta Townline Road, Rochester, New York 14623. This proxy statement, together with the accompanying Annual Report on Form 10-K and form of proxy will first be sent to Shareholders on or about May 23, 2014 and will also be available on the Company’s website and at the Company’s transfer agent at www.envisionreports.com/VUZ.

Important Notice Regarding the Availability of Proxy Materials

for the Annual Meeting of Shareholders to be Held on June 24, 2014

This proxy statement, form of proxy, and the accompanying Annual Report on Form 10-K to shareholders are available at www.vuzix.com

SOLICITATION AND REVOCABILITY OF PROXIES

The enclosed proxy for the Meeting is being solicited by the directors of the Company. Shareholders of record may vote by mail, telephone, or via the Internet. The toll-free telephone number and Internet web site are listed on the enclosed proxy. If you vote by telephone or via the Internet you do not need to return your proxy card. If you choose to vote by mail, please mark, date and sign the proxy card, and then return it in the enclosed envelope (no postage is necessary if mailed within the United States). Any person giving a proxy may revoke it at any time prior to the exercise thereof by filing with the Secretary of the Company a written revocation or duly executed proxy bearing a later date. The proxy may also be revoked by a Shareholder attending the Meeting, withdrawing the proxy and voting in person.

The expense of preparing, printing and mailing the form of proxy and the material used in the solicitation thereof will be borne by the Company. In addition to solicitation by mail, proxies may be solicited by the directors, officers and regular employees of the Company (who will receive no additional compensation therefor) by means of personal interview, telephone or facsimile. It is anticipated that banks, brokerage houses and other institutions, custodians, nominees, fiduciaries or other record holders will be requested to forward the soliciting material to persons for whom they hold shares and to seek authority for the execution of proxies; in such cases, the Company will reimburse such holders for their charges and expenses.

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VOTING SECURITIES AND PRINCIPAL HOLDERS THEREOF

The close of business on May 20, 2014 has been fixed as the record date for determination of the shareholders entitled to notice of, and to vote at, the Meeting. On that date there were outstanding and entitled to vote 10,302,641 shares of common stock, par value $.001 per share, of the Company’s common stock (the "Common Stock") each of which is entitled to one vote on each matter at the Meeting.

Pursuant to the Company's bylaws the vote of: (i) a plurality of the shares present in person or by proxy and entitled to vote will be required to elect directors, (ii) a majority of shares either present in person or represented by proxy and entitled to vote will be required to ratify the appointment of the independent auditors for 2014 and approve the Vuzix Corporation 2014 Equity Incentive Plan and (iii) a majority of our shares outstanding as of the record date will be required to reduce the number of authorized shares. See “How many votes are needed to approve each Proposal?”

The presence, in person or by properly executed proxy, of the holders of shares of Common Stock entitled to cast one-third of all the votes entitled to be cast at the Meeting is necessary to constitute a quorum. Holders of shares of Common Stock represented by a properly signed, dated and returned proxy will be treated as present at the Meeting for purposes of determining a quorum. Proxies relating to "street name" shares that are voted by brokers will be counted as shares present for purposes of determining the presence of a quorum, but will not be treated as votes cast at the Meeting as to any proposal as to which the brokers do not have voting instructions and discretion. These missing votes are known as “broker non-votes.”

QUESTIONS AND ANSWERS ABOUT THIS PROXY MATERIAL AND VOTING

Why am I receiving these materials?

We are sending you this proxy statement and the enclosed proxy card because the board of directors of Vuzix Corporation (“Vuzix”, the “Company”, “we”, “our”, “us”) is soliciting your proxy to vote at the 2014 Annual Meeting of Stockholders. We invite you to attend the annual meeting and request that you vote on the proposals described in this proxy statement. The meeting will be held on Friday, June 24, 2014 at 11:00 a.m. (local time) at the Doubletree Hotel, 1111 Jefferson Road, Rochester, New York. However, you do not need to attend the meeting to vote your shares. Instead, you may simply complete, date, sign and return the enclosed proxy card.

We are mailing this proxy statement, the accompanying proxy card, and our Annual Report on Form 10-K for the year ended December 31, 2013 on or about May 23, 2014 to all stockholders of record entitled to vote at the annual meeting.

Who can vote at the annual meeting?

Only stockholders of record at the close of business on May 20, 2014, the record date for the meeting, will be entitled to vote at the annual meeting. On April 30, 2014, there were 10,302,641 of common stock outstanding and entitled to vote.

Stockholder of Record: Shares Registered in Your Name

If on May 20, 2014, your shares of Vuzix common stock were registered directly in your name with our transfer agent, Computershare Trust Company, then you are a stockholder of record. As a stockholder of record, you may vote in person at the meeting or vote by proxy. Whether or not you plan to attend the meeting, we urge you to fill out and return the enclosed proxy card to ensure your vote is counted.

Beneficial Owner: Shares Registered in the Name of a Broker or Bank

If on May 20, 2014, your shares of Vuzix common stock were held in an account at a brokerage firm, bank, dealer or other similar organization, then you are the beneficial owner of shares held in “street name” and these proxy materials are being forwarded to you by that organization. The organization holding your account is considered the stockholder of record for purposes of voting at the annual meeting. As a beneficial owner, you have the right to direct your broker or other agent on how to vote the shares in your account. You are also invited to attend the annual meeting. However, since you are not the stockholder of record, you may not vote your shares in person at the meeting unless you request and obtain a signed letter or other valid proxy from your broker or other agent.

What am I voting on?

There are four matters scheduled for a vote: the election of five (5) directors to serve until the 2014 Annual Meeting of Stockholders, the ratification of the selection of EFP Rotenberg, LLP as our independent registered public accounting firm for the year ending December 31, 2014, to reduce the authorized number of common shares to 100,000,000 and approve the Vuzix Corporation 2014 Equity Incentive Plan. Our board of directors does not intend to bring any other matters before the meeting and is not aware of anyone else who will submit any other matters to be voted on. However, if any other matters properly come before the meeting, the people named on the proxy card, or their substitutes, will be authorized to vote on those matters in their own judgment.

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How many votes do I have?

On each matter to be voted upon, you have one vote for each share of common stock you owned as of May 20, 2014.

What is the quorum requirement?

A quorum of stockholders is necessary to hold a valid meeting. A quorum will be present if at least one-third of the outstanding shares entitled to vote are present at the meeting. Your shares are counted as present at the meeting if:

•	You are present and vote in person at the meeting; or
•	You have properly submitted a proxy card.

•	You have voted via the Internet or by telephone

Your shares will be counted towards the quorum only if you submit a valid proxy, have voted via the Internet, have voted via telephone, or vote in person at the meeting. Abstentions and broker non-votes will be counted towards the quorum requirement. If there is no quorum, a majority of the votes present at the meeting may adjourn the meeting to another date.

How do I vote?

The procedures for voting are set forth below:

Stockholder of Record: Shares Registered in Your Name

If you are a stockholder of record, you may vote in person at the annual meeting, vote by proxy using the enclosed proxy card, vote via the Internet or by telephone. Whether or not you plan to attend the meeting, we urge you to vote by proxy, via the Internet or by Telephone to ensure your vote is counted. You may still attend the meeting and vote in person if you have already voted by proxy, via the Internet or by telephone.

•	To vote in person, come to the annual meeting and we will give you a ballot when you arrive.
•	To vote using the proxy card, simply complete, date and sign the enclosed proxy card and return it promptly in the envelope provided. If you return your signed proxy card to us before the annual meeting, we will vote your shares as you direct.

•	To vote via the Internet or by telephone, follow the instructions on the enclosed proxy card.

Beneficial Owner: Shares Registered in the Name of Broker or Bank

If you hold your shares in “street name” and thus are a beneficial owner of shares registered in the name of your broker, bank or other agent, you must vote your shares in the manner prescribed by your broker or other nominee. Your broker or other nominee has enclosed or otherwise provided a voting instruction card for you to use in directing the broker or nominee how to vote your shares. Check the voting form used by that organization to see if it offers internet or telephone voting. To vote in person at the annual meeting, you must obtain a valid proxy from your broker, bank or other agent. Follow the instructions from your broker or bank included with these proxy materials, or contact your broker or bank to request a proxy form.

How are votes counted?

You may either vote “FOR” or “WITHHOLD” authority to vote for each nominee for the board of directors. You may vote “FOR”, “AGAINST” or “ABSTAIN” on any other proposals.

If you submit your proxy, vote via the Internet or by telephone but abstain from voting or withhold authority to vote on one of more matters, your shares will be counted as present at the meeting for the purpose of determining a quorum. Your shares also will be counted as present at the meeting for the purpose of calculating the vote on the particular matter with respect to which you abstained from voting or withheld authority to vote.

If you abstain from voting on a proposal, your abstention has the same effect as a vote against that proposal, except, however, an abstention has no effect on the election of directors. See “How many votes are needed to approve each Proposal?”

If you hold your shares in street name and do not provide voting instructions to your brokerage firm, it may still be able to vote your shares with respect to certain “discretionary” (or routine) items, but it will not be allowed to vote your shares with respect to certain “non-discretionary” items. In the case of non-discretionary items, for which no instructions are received, the shares will be treated as “broker non-votes”. Shares that constitute broker non-votes will be counted as present at the meeting for the purpose of determining a quorum, but will not be considered entitled to vote on the proposal in question. Your broker does not have discretionary authority to vote shares for the election of directors, the advisory vote on executive compensation, or for the advisory vote on the frequency of future advisory votes on executive compensation, but will have discretionary authority to vote on the proposal relating to the ratification of the selection of the accounting firm. As a result, if you do not vote your street name shares, your broker has the authority to vote on your behalf with respect to Proposal 2 (the ratification of the selection of the accounting firm) and Proposal 3 (to decrease the number of authorized shares), but not with respect to Proposal 1 (the election of directors) or Proposal 4 (to approve the Vuzix Corporation 2014 Equity Incentive Plan). We encourage you to provide instructions to your broker to vote your shares for the director nominees, the advisory vote on executive compensation, and the advisory vote on the frequency of future advisory votes on executive compensation.

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How many votes are needed to approve each Proposal?

•	Proposal 1 - Election of directors

Directors are elected by a plurality of the votes represented by the shares of common stock present at the meeting in person or by proxy. This means that the five (5) director nominees with the most affirmative votes will be elected. Withheld votes, abstentions and broker non-votes will have no effect.

•	Proposal 2 – Ratification of the selection of EFP Rotenberg, LLP as the independent registered public accounting firm of the Company for the year ending December 31, 2014.

To be approved, the ratification of the selection of EFP Rotenberg, LLP as our independent auditors for our 2014 fiscal year, must receive “For” votes from the holders of a majority of shares present in person or by proxy and entitled to vote.  If you “Abstain” from voting, it will have the same effect as an “Against” vote.  Broker non-votes will have no effect.

•	Proposal 3 – Vote to Amend the Company’s Amended and Restated Articles (or Bylaws) to reduce the number of authorized common shares from 700,000,000 to 100,000,000 shares, with no proportional adjustment in the par value of those shares, which shall remain $0.001 per share.

To be approved, the amendment to our Amended and Restated Certificate of Incorporation to decrease the authorized number of shares of Common Stock must receive “For” votes from the holders of a majority of our shares outstanding as of the record date.  If you mark your proxy to “Abstain” from voting, it will have the same effect as an “Against” vote.  Broker non-votes will also have the same effect as “Against” votes.

•	Proposal 4 – Vote to approve the Vuzix Corporation 2014 Equity Incentive Plan

Approval is by the affirmative vote of a majority of the shares present in person or by proxy at the meeting and entitled to vote. If you mark your proxy to “Abstain” from voting, it will have the same effect as an “Against” vote.  Broker non-votes will have no effect.

What if I return a proxy card, vote via the Internet or by telephone but do not make specific choices? What are the recommendations of our board of directors?

If you return a signed and dated proxy card or vote via the Internet without marking any voting selections, the persons named as proxy holders on the proxy card will vote in accordance with the recommendations of the board of directors. The board’s recommendation is set forth together with the description of each proposal in this proxy statement. In summary, the board recommends a vote:

•	for election of the nominated slate of directors (see Proposal 1);
•	for ratification of EFP Rotenberg, LLP as the independent registered public accounting firm for the year ending December 31, 2014 (see Proposal 2).
•	for approval of the Amendment to the Company’s Amended and Restated Articles (or Bylaws) to reduce the number of authorized common shares from 700,000,000 to 100,000,000 shares, with no proportional adjustment in the par value of those shares, which shall remain $0.001 per share. (see Proposal 3).
•	for approval of the Vuzix Corporation 2014 Equity Incentive Plan (see Proposal 4).

With respect to any other matter that properly comes before the meeting, the proxy holders will vote as recommended by the board of directors or, if no recommendation is given, in their own discretion.

Can I change my vote after submitting my proxy, voting via the Internet or by telephone?

Yes. You can revoke your proxy at any time before the final vote at the meeting. If you are a stockholder of record, you may revoke your proxy in any one of three ways:

•	You may submit another properly completed proxy card with a later date.
•	You may send a written notice that you are revoking your proxy to Corporate Secretary, Vuzix Corporation, 2166 Brighton Henrietta Townline Road, Rochester, New York 14623.
•	You may attend the annual meeting and vote in person. Simply attending the meeting will not, by itself, revoke your proxy.

If you hold your shares in street name, contact your broker or other nominee regarding how to revoke your proxy and change your vote.

4

How can I find out the results of the voting at the annual meeting?

Preliminary voting results will be announced at the annual meeting. Final voting results will be published in our report on Form 8-K within four (4) business days after the annual meeting.

What does it mean if I receive more than one proxy card?

If you receive more than one proxy card, your shares are registered in more than one name or are registered in different accounts. Please complete, date, sign and return each proxy card, vote your shares via the Internet or by telephone for each proxy card you received to ensure that all of your shares are voted.

Who is paying for this proxy solicitation?

Vuzix will pay for the entire cost of soliciting proxies. In addition to these mailed proxy materials, our directors, officers and employees may also solicit proxies in person, by telephone, or by other means of communication. We will not pay our directors, officers and employees any additional compensation for soliciting proxies. We may also reimburse brokerage firms, banks and other agents for the cost of forwarding proxy materials to beneficial owners.

When are stockholder proposals due for next year’s annual meeting?

At our annual meeting each year, our board of directors submits to stockholders its nominees for election as directors. In addition, the board of directors may submit other matters to the stockholders for action at the annual meeting.

Our stockholders also may submit proposals for inclusion in the proxy material. These proposals must meet the stockholder eligibility and other requirements of the Securities and Exchange Commission (the “SEC”). To be considered for inclusion in next year’s proxy materials, you must submit your proposal in writing by February 3, 2015 to our Corporate Secretary, Vuzix Corporation, 2166 Brighton Henrietta Townline Road, Rochester, New York 14623.

In addition, our by-laws provide that a stockholder may present from the floor a proposal that is not included in the proxy statement if the stockholder delivers written notice to our Corporate Secretary not earlier than 120 days and not later 90 days before the first anniversary of the preceding year’s annual meeting. The notice must set forth your name, address and number of shares of stock you hold, a description of the business to be brought before the meeting, the reasons for conducting such business at the annual meeting, any material interest you have in the proposal, and such other information regarding the proposal as would be required to be included in a proxy statement. We have received no such notice for the 2014 annual meeting. For the 2015 annual meeting of stockholders, written notice must be delivered to our Corporate Secretary at our principal office, 2166 Brighton Henrietta Townline Road, Rochester, New York 14623, between February 22, 2015 and March 22, 2015.

Our by-laws also provide that if a stockholder intends to nominate a candidate for election as a director, the stockholder must deliver written notice of such intent to our Corporate Secretary. The notice must be delivered not earlier than 120 days and not later 90 days before the first anniversary of the preceding year’s annual meeting. The notice must set forth your name and address and number of shares of stock you own, the name and address of the person to be nominated, a description of all arrangements or understandings between such stockholder and each nominee and any other person (naming such person) pursuant to which the nomination is to be made by such stockholder, the nominee’s business address and experience during the past five years, any other directorships held by the nominee, the nominee’s involvement in certain legal proceedings during the past ten years and such other information concerning the nominee as would be required to be included in a proxy statement soliciting proxies for the election of the nominee. In addition, the notice must include the consent of the nominee to serve as a director if elected. We have received no such notice for the 2014 annual meeting. For the 2015 annual meeting of stockholders, written notice must be delivered to our Corporate Secretary at our principal office, 2166 Brighton Henrietta Townline Road, Rochester, New York 14623, between February 22, 2015 and March 22, 2015.

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SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table shows the amount of our common stock beneficially owned as of April 30, 2014 by (i) each person or group as those terms are used in Section 13(d)(3) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), believed by us to beneficially own more than 5% of our common stock, (ii) each of our directors, (iii) each of our executive officers named in the Summary Compensation Table, and (iv) all of our directors and executive officers as a group. Except as otherwise noted, each person named in the table has sole voting and investment power with respect to all shares shown as beneficially owned by them, subject to applicable community property laws.

Name and Addresses of Beneficial Owner (1)	Shares Beneficially Owned (2)		Percent of Outstanding Shares Beneficially Owned (3)
Paul J. Travers	2,568,762	(4)	23. 1%
Grant Russell	892,344	(5)	8.4%
William Lee	23,917	(6)	*
Michael Scott	16,333	(7)	*
Alexander Ruckdaeschel	19,666	(7)	*
AIGH Investment Partners	930,000	(8)	9. 0%
Directors and executive officers as a group (5 people)	3,521,022	(9)	30.7%

*less than 1.0%

(1)	The address for each person, unless otherwise noted, is c/o Vuzix Corporation, 2166 Brighton Henrietta Townline Road, Rochester, NY 14623.
(2)	We have determined beneficial ownership in accordance with the rules of the SEC. These rules generally attribute beneficial ownership of securities to persons who possess sole or shared voting power or investment power with respect to those securities. In addition, the rules include shares of common stock issuable pursuant to the exercise of stock options or warrants, or the conversion of convertible promissory notes, that are either immediately exercisable or convertible, or that will become exercisable within 60 days after April 30, 2014. These shares are deemed to be outstanding and beneficially owned by the person holding those options, warrants or convertible promissory notes for the purpose of computing the percentage ownership of that person, but they are not treated as outstanding for the purpose of computing the percentage ownership of any other person.
(3)	The percentage of shares beneficially owned is based on 10,302,641 shares of our common stock issued and outstanding as of April 30, 2014.
(4)	Includes shares held by the Travers Family Trust over which Mr. Travers may be deemed to hold voting and dispositive power, and (i) 809,655 shares of our common stock issuable to Mr. Travers upon the exercise of warrants and (iii) 800 shares issuable to Mr. Travers upon exercise of options granted under our 2009 option plan.
(5)	Includes shares held by Mr. Russell’s son and (i) 2,667shares issuable upon exercise of options granted under our 2009 option plan and (ii) 364,080 shares of our common stock issuable to Mr. Russell upon the exercise of warrants.
(6)	Includes shares held directly by Mr. Lee and by Mr. Lee’s wife and minor daughter and 21,000 shares issuable upon exercise of options granted under our 2009 option plan.
(7)	Represents shares of our common stock issuable upon exercise of options granted under our 2009 option plan.
(8)	Represents shares held by AIGH Investment Partners, L.P. and AIGH Investment Partners, L.L.C. Orin Hirshman holds voting and dispositive power over shares held by the AIGH Investment Partners entities. Excludes 1,259,800 warrants to purchase stock not exercisable at the present time because the reporting person is above 4.99% beneficial ownership. The address for this reporting person is 6006 Berkeley Avenue, Baltimore, MD 21209.
(9)	Beneficial ownership for Paul J. Travers, Grant Russell, William Lee, Michael Scott and Alexander Ruckdaeschel.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act of 1934, as amended, requires that our officers and directors, and persons who own more than ten percent of a registered class of our equity securities, file reports of ownership and changes in ownership with the SEC and with any exchange on which the Company’s securities are traded. Officers, directors and persons owning more than ten percent of such securities are required by Commission regulation to file with the SEC and furnish the Company with copies of all reports required under Section 16(a) of the Exchange Act. To our knowledge, based solely upon our review of the copies of such reports furnished to us, during the fiscal year ended December 31, 2013, all Section 16(a) filing requirements applicable to our officers, directors and greater than 10% beneficial owners were complied with.

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PROPOSAL 1

ELECTION OF DIRECTORS

The number of directors is established by the board and is currently fixed at five (5). At this annual meeting, five (5) persons, comprising the entire membership of the Board of Directors, are to be elected. Each elected director will serve until the Company's next annual meeting of shareholders and until a successor is elected and qualified. Messrs. Travers, Russell, Lee, Scott, and Ruckdaeschel were elected by the stockholders at the last annual meeting.

It is intended that the accompanying proxy will be voted in favor of the five (5) persons listed below to serve as directors unless the stockholder indicates to the contrary on the proxy. All nominees have consented to serve if elected. We expect that each of the nominees will be available for election, but if any of them is not a candidate at the time the election occurs, it is intended that such proxy will be voted for the election of another nominee to be designated by the board to fill any such vacancy.

For the election of directors, only proxies and ballots, Internet votes of telephone votes marked “FOR all nominees”, “WITHHELD for all nominees” or specifying that votes be withheld for one or more designated nominees are counted to determine the total number of votes cast; votes that are withheld are excluded entirely from the vote and will have no effect . Abstentions will have no effect on the vote for the election of directors. Directors are elected by a plurality of the votes cast. This means that the five (5) nominees who receive the most affirmative votes will be elected.

The term of office of each person elected as a director will continue until the next annual meeting or until his or her successor has been elected and qualified, or until the director’s death, resignation or removal.

The Board of Directors unanimously recommends a vote FOR the election as directors the nominees listed below.

Nominees for Election as Directors

The names of the nominees, their ages as of April 30, 2014, and certain information about their business experience during the past five years and their directorships of other publicly held corporations are set forth below.

Paul J. Travers, was the founder of Vuzix and has served as our President and Chief Executive Officer since 1997 and as a member of our board of directors since November 1997. Prior to the formation of Vuzix, Mr. Travers founded both e-Tek Labs, Inc. and Forte Technologies Inc. He has been a driving force behind the development of our products. With more than 25 years’ experience in the consumer electronics field, and 20 years’ experience in the virtual reality and virtual display fields, he is a nationally recognized industry expert. He holds an Associate degree in engineering science from Canton, ATC and a Bachelor of Science degree in electrical and computer engineering from Clarkson University. Mr. Travers resides in Honeoye Falls, New York, United States. Mr. Travers’s experience as our founder and Chief Executive Officer qualifies him to serve on our board of directors.

Grant Russell, Chief Financial Officer, Executive Vice-President. Mr. Russell has served as our Chief Financial Officer since 2000, as Executive Vice-President since 2008. Mr. Russell holds professional accounting designations in both Canada and the USA, and has extensive expertise in finance and pubic start-ups. He has successfully founded, operated and sold two prior companies focused on the computer hardware and software consumer markets.

William Lee. Mr. Lee has served as the CFO of several companies and has served on the boards of directors of several publicly-held corporations, including consumer software products firms. Mr. Lee serves as Chairman of the Audit Committee. Mr. Lee’s experience is helpful to us in evaluating strategic investment opportunities.

Alexander Ruckdaeschel. Mr. Ruckdaeschel has worked in the financial services industries in the United States and Europe and brings advice on dealings with potential intuitional investors.

Michael Scott.  Mr. Scott is currently a Professor of Law. Mr. Scott specializes in practicing and teaching Technology and Intellectual Property law and will be a resource to the Board in connection with the Company’s dealings with its intellectual properties and licensing strategies.

The board of directors considers diversity in the makeup of the Board when evaluating director candidates. Characteristics that it considers include nature and breadth of business experience, education, professional certification, gender, race, education and nationality.

Background of Nominees

Paul J. Travers, age 52, was the founder of Vuzix and has served as our President and Chief Executive Officer since 1997 and as a member of our board of directors since November 1997. Prior to the formation of Vuzix, Mr. Travers founded both e-Tek Labs, Inc. and Forte Technologies Inc. He has been a driving force behind the development of our products. With more than 23 years’ experience in the consumer electronics field, and 20 years’ experience in the virtual reality and virtual display fields, he is a nationally recognized industry expert. He holds an Associate degree in engineering science from Canton, ATC and a Bachelor of Science degree in electrical and computer engineering from Clarkson University. Mr. Travers resides in Honeoye Falls, New York, United States. Mr. Travers’s experience as our founder and Chief Executive Officer qualifies him to serve on our board of directors.

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Grant Russell, age 61, has served as our Chief Financial Officer since 2000 and as a member of our board of directors since April 3, 2009. From 1997 to 2004, Mr. Russell developed and subsequently sold a successful software firm and a new concept computer store and cyber café. In 1984, he co-founded Advanced Gravis Computer (Gravis), which, under his leadership as President, grew to become the world’s largest PC and Macintosh joystick manufacturer with sales of $44,000,000 worldwide and 220 employees. Gravis was listed on NASDAQ and the Toronto Stock Exchange. In September 1996 it was acquired by a US-based Fortune 100 company in a successful public tender offer. Mr. Russell holds a Bachelor of Commerce degree in finance from the University of British Columbia and is both a US Certified Public Accountant and a Canadian Chartered Accountant. Mr. Russell resides in Vancouver, British Columbia, Canada. Mr. Russell’s business executive and financial experience qualifies him to serve on our board of directors.

William Lee, age 61, has served as a member of our board of directors since June 26, 2009. Mr. Lee has been self-employed as a financial consultant since May 2008. From January 2006 to May 2008, he served as Chief Financial Officer of Jinshan Gold Mines Inc., a mining company listed on the Toronto Stock Exchange. From July 2004 to January 2006, he was engaged as a business analyst for Ivanhoe Energy Inc., a Toronto Stock Exchange and NASDAQ listed company, and Ivanhoe Mines Ltd. Vancouver, an independent international heavy oil development and production company with operations in Canada, the United States, China, and Ecuador and listed on the New York and Toronto Stock Exchanges. Mr. Lee spent nine years engaged in the practice of public accounting with the firm of Deloitte & Touche. Mr. Lee is a member of the Institute of Chartered Accountants of British Columbia and holds a Bachelor of Commerce degree from the University of British Columbia. Mr. Lee also currently serves as a director of Tinka Resources Ltd. and Riverside Resources Inc., all of which are listed on the TSX-V. Mr. Lee resides in Delta, British Columbia, Canada. Mr. Lee’s financial experience qualifies him to serve on our board of directors.

Alexander Ruckdaeschel, aged 41 joined our board of directors in November 2012. Since March 2001, Mr. Ruckdaeschel has worked in the financial industry in the United States and Europe and as a co- founder, partner and or in senior management. Mr. Ruckdaeschel cofounded Herakles Capital Management and AMK Capital Advisors in 2008. Mr. Ruckdaeschel has also been a partner with Alpha Plus Advisors, from 2006 to 2010, and Nanostart AG, from 2002 to 2006, where he was the head of their U.S. group. Mr. Ruckdaeschel has significant experience in startup operations as the manager of DAC Nanotech-Fund and Biotech-Fund from 2002 to 2006. Following service in the German military, Mr. Ruckdaeschel was a research assistant at Dunmore Management focusing on intrinsic value identifying firms that were undervalued and had global scale potential. From October 1992 to October 2000 Mr. Ruckdaeschel was in the German military and supported active operations throughout the Middle East while also participating as a professional biathlon athlete. Mr. Ruckdaeschel’s financial experience qualifies him to serve on our board of directors.

Michael Scott, age 68, is a Professor of Law at the Southwestern Law School in Los Angeles, CA. Previously, he was Partner at various legal firms specializing in Technology and IP Practices, including Perkins Coie LLP, and Graham & James. He previously served on the board of Sanctuary Woods Multimedia, Inc., a publicly traded company. He is the author of 7 books on Technology Law as well as the writer of numerous legal IP-related articles published in journals, newspapers and magazines. He is the Founder and Editor-in-Chief of the E-Commerce Law Report and the Cyberspace Lawyer. Mr. Scott’s technology and intellectual property experience qualify him to serve on our board of directors.

Information Regarding the Board and its Committees

Director Meeting and Attendance

During 2013, our board held two (2) in-person regular meetings, thirteen (13) conference-call meetings, and acted fifteen (15) times by unanimous written consent. In addition, the directors considered Company matters and had frequent communication with each other apart from the formal meetings.

Board Independence

Our board has determined that each of our directors other than Mr. Travers and Mr. Russell is an independent director as defined by Rule 10A-3 promulgated by the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934, as amended. We believe that we are compliant with the independence criteria for boards of directors under applicable laws and regulations. The board may meet independently of management as required. Although they are permitted to do so, the independent directors have not held separately scheduled meetings but have had executive sessions at the conclusion of the regularly scheduled meetings at which non-independent directors and members of management are not in attendance.

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Board Committees

We have an audit committee, a compensation committee and a nominating committee.

Audit Committee

Our audit committee consists of William Lee, Michael Scott and Alexander Ruckdaeschel, each of whom is a non-employee director. Mr. Lee is the chairperson of our audit committee. Our board of directors has determined that each member designee of our audit committee is an independent director as defined by Rule 10A-3 promulgated by the SEC pursuant to the Securities Exchange Act of 1934, as amended and meets the requirements of financial literacy under SEC rules and regulations. Mr. Lee serves as our audit committee financial expert, as defined under SEC rules. Our audit committee met four (4) times during 2013.

Our audit committee is responsible for, among other things:

•	selecting and hiring our independent auditors, and approving the audit and non-audit services to be performed by our independent auditors;
•	evaluating the qualifications, performance and independence of our independent auditors;
•	monitoring the integrity of our financial statements and our compliance with legal and regulatory requirements as they relate to financial statements or accounting matters;
•	reviewing the adequacy and effectiveness of our internal control policies and procedures;
•	discussing the scope and results of the audit with the independent auditors and reviewing with management and the independent auditors our interim and year-end operating results; and
•	preparing the audit committee report that the SEC requires in our annual proxy statement.

Our board of directors has adopted a written charter for our audit committee, which is available on our website (www.vuzix.com).

Compensation Committee

Our compensation committee consists of Alexander Ruckdaeschel, William Lee and Michael Scott, each of whom is a non-employee director. Mr. Ruckdaeschel is the chairperson of our compensation committee. Our board of directors has determined that each member designee of our compensation committee is an independent director as defined by Rule 10A-3 promulgated by the SEC pursuant to the Securities Exchange Act of 1934, as amended. Our compensation committee met twice in 2013.

Our compensation committee is responsible for, among other things:

•	reviewing and approving compensation of our executive officers including annual base salary, annual incentive bonuses, specific goals, equity compensation, employment agreements, severance and change in control arrangements, and any other benefits, compensation or arrangements
•	reviewing and recommending compensation goals, bonus and stock compensation criteria for our employees;
•	preparing any compensation committee report required by the rules of the SEC to be included in our annual proxy statement; and
•	administering, reviewing and making recommendations with respect to our equity compensation plans.

Our compensation committee may not delegate any of its authority to any other person. No compensation consultant was engaged to determine or recommend the amount or form of compensation paid to our executive officers in 2013. The base compensation paid to our named executive officers for 2013 was determined by the employment agreements we entered into with those executives in August 2007. See “Compensation of Named Executive Officers and Directors – Employment Agreements.”

Our board of directors has adopted a written charter for our compensation committee, which is available on our website (www.vuzix.com).

Nominating Committee

Our nominating committee consists of Alexander Ruckdaeschel, William Lee and Michael Scott, each of whom is a non-employee member of our board of directors. Mr. Scott is the chairperson of our nominating committee. Our board of directors has determined that each member designee of our nominating committee is an independent director as defined by Rule 10A-3 promulgated by the SEC pursuant to the Securities Exchange Act of 1934, as amended. Our board of directors has adopted a written charter for our nominating committee, which is available on our website (www.vuzix.com).  Our nominating committee met once in 2013 and 2014.

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Nominating Process

The process followed by the nominating and governance committee to identify and evaluate candidates includes requests to board members, the chief executive officer, and others for recommendations, meetings from time to time to evaluate any biographical information and background material relating to potential candidates and their qualifications, and interviews of selected candidates. Nominations of persons for election to our board may be made at a meeting of stockholders only (i) by or at the direction of the board; or (ii) by any stockholder who has complied with the notice procedures set forth in our bylaws and in the section entitled “Questions and Answers About This Proxy Material and Voting – When are stockholder proposals due for next year’s annual meeting?” In addition, stockholders who wish to recommend a prospective nominee for the nominating and governance committee’s consideration should submit the candidate’s name and qualifications to Secretary, 2166 Brighton Henrietta Townline Road, Rochester, New York 14623.

In evaluating the suitability of candidates to serve on the board of directors, including stockholder nominees, the nominating committee seeks candidates who are independent as defined by Rule 10A-3 promulgated by the SEC pursuant to the Securities Exchange Act of 1934, as amended and meet certain selection criteria established by the committee. The committee also considers an individual’s skills, character and professional ethics, judgment, leadership experience, business experience and acumen, familiarity with relevant industry issues, and other relevant criteria that may contribute to our success. This evaluation is performed in light of the skill set and other characteristics that would most complement those of the current directors, including the diversity, maturity, skills and experience of the board as a whole. The board seeks the best director candidates based on the skills and characteristics required without regard to race, color, national origin, religion, disability, marital status, age, sexual orientation, gender, gender identity and expression, or any other basis protected by federal, state or local law.

Corporate Governance and Related Matters

Board Leadership Structure

Our board is responsible for the selection of the chairman of the board and the chief executive officer. Our board does not have a policy on whether or not the roles of chief executive officer and chairman should be separate and, if they are to be separate, whether the chairman should be selected from the non-employee directors or be an employee. Currently our chief executive officer acts as chairman. Our board believes that Paul J. Travers, our founder and chief executive officer, is best situated to act as chairman of the board because he is the director most familiar with the Company’s business and industry and is therefore best able to identify the strategic priorities to be discussed by the board.

Our board believes that the most effective board structure is one that emphasizes board independence and ensures that the board’s deliberations are not dominated by management. Three of our five current directors qualify as independent directors within the meaning of Rule 10A-3 promulgated by the SEC pursuant to the Securities Exchange Act of 1934, as amended. Each of our standing board committees is comprised of only independent directors, including our nominating committee, which is charged with annually evaluating and reporting to the board on the performance and effectiveness of the board. Our board has not appointed a lead independent director.

Our Board’s Role in Risk Oversight

Our management is responsible for risk management on a day-to-day basis. The role of our board and its committees includes overseeing the risk management activities of management. Our board oversees our risk management processes directly and through its committees. The audit committee assists the board in fulfilling its oversight responsibilities with respect to risk management in the areas of financial reporting, internal controls and compliance with legal and regulatory requirements, and discusses policies with respect to risk assessment and risk management, including guidelines and policies to govern the process by which our exposure to risk is handled. The compensation committee assists the board in fulfilling its oversight responsibilities with respect to the management of risks arising from our compensation policies and programs. The nominating committee assists the board in fulfilling its oversight responsibilities with respect to the management of risks associated with board organization, membership and structure and succession planning for our directors.

Code of Ethics

Our board of directors has adopted a written code of ethics, the Code of Business Conduct and Ethics, which applies to all of our directors, officers (including our chief executive officer and chief financial officer) and employees.

We make available to the public various corporate governance information on our website (www.vuzix.com) under “Investors – Corporate Governance.” Information on our website includes our Code of Business Conduct and Ethics, the Audit Committee Charter, the Compensation Committee Charter, the Nominating Committee Charter, and our Insider Trading Policy. Information regarding any amendments to, or waiver from, the Code of Business Conduct and Ethics will also be posted on our website.

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Communications with the Board of Directors

Stockholders and other parties may communicate directly with the board of directors or the relevant board member by addressing communications to:

Vuzix Corporation

c/o Corporate Secretary

2166 Brighton Henrietta Townline Road

Rochester, New York 14623

All stockholder correspondence will be compiled by our corporate secretary and forwarded as appropriate.

Director Attendance at Annual Meetings

We have scheduled a board of directors meeting in conjunction with our annual meeting of stockholders and, while we do not have a formal policy regarding attendance at annual meetings, we as a general matter expect that the directors will attend the annual meeting. Two of the five director nominees for 2014 attended our 2013 annual meeting in person and two by teleconference.

PROPOSAL 2

RATIFICATION OF THE SELECTION OF THE COMPANY’S

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR 2014

The audit committee has selected the accounting firm of EFP Rotenberg, LLP to serve as the Company’s independent registered public accounting firm for the year ending December 31, 2014. EFP Rotenberg, LLP (and its predecessor, Rotenberg & Co., LLP) has served as the Company’s independent registered public accounting firm since August 2009 and is considered by the audit committee, the board and management of the Company to be well qualified. The stockholders are being asked to ratify the audit committee’s appointment of EFP Rotenberg, LLP. If the stockholders fail to ratify this appointment, the audit committee may, but is not required to, reconsider whether to retain that firm. Even if the appointment is ratified, the audit committee in its discretion may direct the appointment of a different accounting firm at any time during the year if it determines that such a change would be in the best interests of the Company and its stockholders. A representative of EFP Rotenberg, LLP will be present at the annual meeting and will be given the opportunity to make a statement if he or she so desires and will be available to respond to appropriate questions.

Fees Paid to EFP Rotenberg, LLP

The following table shows the fees that were billed by EFP Rotenberg, LLP for professional services rendered in 2013 and 2012.

	2013	2012
Audit Fees (1)	$104,800	$108.300
Audit-Related Fees (2)	27,000	5,500
Tax Fees	0	0
All Other Fees (3)	7,255	4,447
Total EFP Rotenberg, LLP Fees	$139,055	$105,617

(1) Audit fees primarily represent amounts billed for the audit of our annual consolidated financial statements for such fiscal year and quarterly reviews of our consolidated financial statements.

(2) Audit-related fees represent fees for services rendered in connection with our August 5, 2013 public stock offering.

(3) All other fees in 2013 and 2012 consisted of interest charged.

Pre-Approval of Fees by Audit Committee

In accordance with applicable laws, rules and regulations, our audit committee charter and pre-approval policies established by the audit committee require that the audit committee review in advance and pre-approve all audit and permitted non-audit fees for services provided to us by our independent registered public accounting firm. The services performed by, and the fees to be paid to, EFP Rotenberg, LLP in 2013 were approved by the audit committee.

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Independence Analysis by Audit Committee

The audit committee has considered whether the provision of the services described above was compatible with maintaining the independence of EFP Rotenberg, LLP and determined that the provision of such services was compatible with such firm’s independence. For each of 2013 and 2012, EFP Rotenberg, LLP provided no services other than those services described above.

Required Vote

The affirmative vote of the holders of a majority of the shares of common stock present in person or represented by proxy at the Annual Meeting and entitled to vote on the matter is needed to ratify the appointment of EFP Rotenberg, LLP as our independent registered public accounting firm for the year ending December 31, 2014. Under Delaware law, an abstention will have the same legal effect as a vote against the ratification of EFP Rotenberg, LLP, and broker non-votes will have no effect on the outcome of the ratification of the independent registered public accounting firm.

The Audit Committee and our Board of Directors unanimously recommend that the stockholders vote FOR ratification of the appointment of EFP Rotenberg, LLP as our independent registered public accounting firm for the year ending December 31, 2014.

AUDIT COMMITTEE REPORT[1]

Membership and Role of Audit Committee

The audit committee of our board is responsible for providing independent, objective oversight and review of our accounting functions, internal controls and financial reporting process. Currently, the audit committee is comprised of Messrs. Lee, Scott and Ruckdaeschel. The audit committee operates pursuant to a written charter adopted by the board of directors in December 2009 and may be found on our website www.vuzix.com under the “Investors-Corporate Governance” section. We believe that each of the members of the audit committee is independent as defined by applicable laws and regulations.

Management has the primary responsibility for the financial statements and the reporting process, including our system of internal controls, and for the preparation of the consolidated financial statements in accordance with generally accepted accounting principles. Our independent accountants are responsible for performing an independent audit of those financial statements in accordance with generally accepted auditing standards and to issue a report thereon. The audit committee’s responsibility is to monitor and oversee these processes on behalf of the board. The members of the audit committee are not professional accountants or auditors and their functions are not intended to duplicate or certify the activities of management and the independent auditors.

Review of our Audited Financial Statements

In fulfilling its oversight responsibilities, the audit committee reviewed the audited financial statements in our Annual Report on Form 10-K with management and discussed the quality and acceptability of our accounting principles, the reasonableness of significant judgments, and the clarity of disclosures in our financial statements.

The audit committee reviewed with the independent auditors, who are responsible for expressing an opinion on the conformity of those audited financial statements with generally accepted accounting principles, their judgments as to the quality and acceptability of our accounting principles and such other matters as are required to be discussed with the committee under generally accepted auditing standards, including the Public Company Accounting Oversight Board (PCAOB) Standard No. 16. In addition, the audit committee has discussed with the independent auditors the auditors’ independence from management and us, including the matters in the written disclosures required by Independence Standards Board Standard No. 1 (Independent Discussions with Audit Committees), which were submitted to us, and considered the compatibility of non-audit services with the auditors’ independence.

The audit committee discussed with our independent auditors the overall scope and plans for their audit. The audit committee met with the independent auditors, with and without management present, to discuss the results of their examination, their evaluation of our internal controls, and the overall quality of our financial reporting.

In reliance on these reviews and discussions, the audit committee recommended to our board of directors (and our board has approved) that our audited financial statements for the year ended December 31, 2013 be included in the Annual Report on Form 10-K for the year ended December 31, 2013 for filing with the Securities and Exchange Commission.

1 The material in this report is not deemed to be “soliciting material,” or to be “filed” with the Securities and Exchange Commission and is not to be incorporated by reference in any of our filings under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, whether made before or after the date hereof and irrespective of any general incorporation language in any such filings.

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The audit committee selects the Company’s independent registered public accounting firm annually and has submitted such selection for the year ending December 31, 2014 for ratification by stockholders at the Company’s annual meeting.

The Audit Committee consists of William Lee (Chairman), Michael Scott and Alexander Ruckdaeschel

COMPENSATION OF NAMED EXECUTIVE OFFICERS AND DIRECTORS

Named Executive Officers

This proxy statement contains information about the compensation paid to our named executive officers during 2013. For 2013, we determined that the following officers were our named executive officers for purposes of this proxy statement:

•	Paul J. Travers - chief executive officer and president
•	Grant Russell – chief financial officer and executive vice president

•	Michael McCrackan – vice president of operations

SUMMARY COMPENSATION TABLE

The following table sets forth information concerning total compensation earned or paid to our named executive officers for 2013 and 2012. More detailed information is presented in the other tables and in the footnotes to the tables.

		Salary Paid		Bonus or Commission	All Other Compensation		Total
Name and Principal Position	Year	($)		($)	($)		($)
Paul J. Travers, President and	2013	$145,385	(1)	$16,667	$5,405	(4)	$322,072
Chief Executive Officer	2012	$99,447	(1)	—	—		$300,000

Grant Russell, Chief Financial Officer	2013	$169,850	(2)	$14,583	$18,963	(5)	$308,546
and Executive Vice President	2012	$94,231	(2)	—	$21,881	(5)	$296,881

Michael McCrackan (6)	2013	$150,000		—	$—		$150,000
Vice President of Operations	2012	$125,910		—	$—		$125,910

(1)	Mr. Travers’s contract provides for an annual salary of $300,000. As a result of tight cash flow, only $145,385 and 99,447 of the contracted salary was paid during the years ended December 31, 2013 and 2012. The remainder was accrued by the Company. For further details see Transactions with Related Persons – Deferred Compensation.
(2)	Mr. Russell’s contract provides for an annual salary of $275,000. As a result of tight cash flow, only $169,850 and 94,931 of the contracted salary was paid during the years ended December 31, 2013 and 2012. The remainder was accrued by the Company. For further details see Transactions with Related Persons – Deferred Compensation.
(3)	Bonus amounts for 2013 were unpaid and added to each executive officer’s unpaid accrued wages.
(4)	Consists of amounts paid to Mr. Travers as a car allowance (as per his employment contract).
(5)	Consists of amounts paid to Mr. Russell in reimbursement for the rental of an automobile and direct travel to and from his primary residence in Vancouver, Canada to Rochester, New York.
(6)	Mr. McCrackan’s employment with the Company ceased on January 3, 2014.

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OUTSTANDING EQUITY AWARDS AT FISCAL YEAR END

The following table sets forth information concerning exercisable and unexercisable stock options held by the named executive officers at December 31, 2013. We granted no stock option awards to any named executive officers in 2013.

Option Awards
Equity
Incentive Plan
Awards:
	Number of	Number of		Number of
	Securities	Securities		Securities
	Underlying	Underlying		Underlying
	Unexercised	Unexercised		Unexercised	Option
	Options	Options		Unearned	Exercise	Option
	(#)	(#)		Options	Price	Expiration
Name	Exercisable	Unexercisable		(#)	($)	Date

Grant Russell (1)	2,666	—		—	$11.25	5/01/19
Michael McCrackan (1)	12,777	566	(2)	—	$11.25	2/18/21

(1)	This option was granted under our 2009 option plan and vests in equal monthly installments over four years from the date of grant. Mr. McCrackan’s employment with the Company ceased on January 3, 2014 and these options were forfeited as of the date of his resignation.

Equity Compensation Plan Information

Currently, the Company has the approved the Vuzix 2007 Stock Option Plan (the “2007 Plan”) and the Vuzix 2009 Stock Plan (the “2009 Plan” and, together with the 2007 Plan, the “Plans”). Under the 2007 Plan, we have issued 79,009 options outstanding and none available for future use. Under the 2009 Plan, we have 135,509 options outstanding and 342,420 options available for future issuance.

The purpose of the Plans is to retain executives and selected employees and consultants and reward them for making contributions to our success.  These objectives are accomplished by making long-term incentive awards under thereby providing participants with a proprietary interest in our growth and performance Each of the plans are administered by our board of directors.

The following table summarizes information as of the close of business on December 31, 2013 concerning the Plans and the options outstanding.

Plan category	Number of securities to be issued upon exercise of outstanding options (a)	Weighted-average exercise price of outstanding options (b)	Securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a)) (c)
Equity compensation plans approved by security holders	214,518	9.72	342,420
Equity compensation plans not approved by security holders	-	-
Total	214,518	9.72	342,420

2013 OPTION EXERCISES

There were no exercises of stock options by our name executive officers during 2013.

Employment Agreements

Paul J. Travers

On August 1, 2007, we entered into an employment agreement with Paul J. Travers providing for his continued service as our Chief Executive Officer and President. Under the agreement, Mr. Travers is entitled to an initial annual base salary of $300,000 or such greater amount as shall be determined by the board of directors. Mr. Travers had agreed to defer the payment of $100,000 of his salary for 2010, 2011, 2012 and 2013. He is also eligible to receive such periodic, annual or other bonuses as the board of directors in its sole discretion shall determine and to participate in all bonus plans established for our senior executives. The agreement also provides that Mr. Travers may be awarded, in the sole discretion of the board of directors, stock options and other awards under any plan or arrangement for which our senior executives are eligible. The level of his participation in any such plan or arrangement shall be determined by the board of directors in its sole discretion. To the greatest extent permissible under the Internal Revenue Code (the Code) and the regulations thereunder, options granted to Mr. Travers shall be incentive stock options within the meaning Section 422 of the Code. He is also eligible to participate in all employee benefit plans which are generally available to our senior executives and entitled to receive fringe benefits and perquisites comparable to those of our other senior executives.

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Under his agreement, we are obligated to reimburse Mr. Travers for the costs of an automobile at the rate of $750 per month and for all actual, reasonable and customary expenses incurred in the course of his employment in accordance with our policies as then in effect. Mr. Travers is subject to certain restrictive covenants under the agreement, including a covenant not to compete for 24 months after his termination for any reason other than by him for good reason or by us without cause and for 48 months after his termination if such termination results in our obligation to pay him the change of control payment described below.

Grant Russell

On August 1, 2007, we entered into an employment agreement with Grant Russell providing for his continued service as our Chief Financial Officer and Executive Vice President. Under the agreement, Mr. Russell is entitled to an initial annual base salary of $275,000 or such greater amount as shall be determined by the board of directors. Mr. Russell has agreed to defer $100,000 of his salary for 2010, 2011, 2012 and 2013. He is also eligible to receive such periodic, annual or other bonuses as the board of directors in its sole discretion shall determine and to participate in all bonus plans established for our senior executives. The agreement also provides that Mr. Russell may be awarded, in the sole discretion of the board of directors, stock options and other awards under any plan or arrangement for which our senior executives are eligible. The level of his participation in any such plan or arrangement shall be determined by the board of directors in its sole discretion. To the greatest extent permissible under the Code and the regulations thereunder, options granted to Mr. Russell shall be incentive stock options within the meaning of Section 422 of the Code. He is also eligible to participate in all employee benefit plans which are generally available to our senior executives and entitled to receive fringe benefits and perquisites comparable to those of our other senior executives.

Under his agreement, we are obligated to either reimburse Mr. Russell for the costs of an automobile at the rate of $750 per month or to bear all expenses associated with his lease of an automobile for his use while in Rochester, New York, to reimburse him for the costs of travel between Rochester, New York and his primary residence in Vancouver, British Columbia, Canada and to reimburse him for all actual, reasonable and customary expenses incurred in the course of his employment in accordance with our policies as then in effect. We provide Mr. Russell the option to receive a portion of his salary in the form of a housing allowance, at the rate prescribed by the Internal Revenue Service, for the maintenance of a second residence in Rochester, New York. Payment of such allowance is deductible by us for federal income tax purposes in the same manner as cash compensation. Mr. Russell is subject to certain restrictive covenants under the agreement, including a covenant not to compete for 24 months after his termination for any reason other than by him for good reason or by us without cause and for 48 months after his termination if such termination results in our obligation to pay him the change of control payment described below.

Potential Payments upon Termination or Change in Control

This section sets forth information regarding compensation and benefits that each of the named executive officers would receive in the event of a change in control (as defined in the applicable employment agreement) or in the event of termination of employment under several different circumstances, including: (1) termination by Vuzix for cause (as defined in the applicable employment agreement); (2) a voluntary termination by the named executive officer; (3) termination by the named executive officer for good reason (as defined in the applicable employment agreement); (4) involuntary termination by Vuzix without cause; (5) death; or (5) disability (as defined in the applicable employment agreement).

Under the agreements of both Mr. Travers and Russell: (a) we shall have “cause” to terminate them as a result of their: (i) willfully engaging in conduct which is materially injurious to us; (ii) willful fraud or material dishonesty in connection with their performance as an employee; (iii) deliberate or intentional failure to substantially perform their duties as employees that results in material harm to us; or (iv) conviction for, or plea of nolo contendere to a charge of, commission of a felony; (b) they shall have “good reason” to terminate their employment upon: (i) a material diminution during the term of the agreements in their duties, responsibilities, position, office or title; (ii) a breach by us of the compensation and benefits provisions of their agreements; (iii) a material breach by us of any other terms of their agreements; or (iv) the relocation of their principal place of business at our request beyond 30 miles from its current location; and (c) they shall be deemed to be “disabled” if they shall be rendered incapable of performing their duties to us by reason of any medically determined physical or mental impairment that can be expected to result in death or that can reasonably be expected to last for a period of either (i) five or more consecutive months from the first date of their absence due to the disability or (ii) nine months during any 12-month period. Any termination by us for cause or by them for good reason is subject to a 30-day notice period and opportunity to cure.

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Under their employment agreements, “change of control” means: (i) the approval by our stockholders, and the completion of the transaction resulting from such approval, of (A) the sale or other disposition of all or substantially all our assets or (B) our complete liquidation or dissolution; (ii) the sale, in a single transaction or in a series of related transactions, of all or substantially all of the outstanding shares of our capital stock; (iii) the approval by our stockholders, and the completion of the transaction resulting from such approval, of a merger, consolidation, reorganization or similar corporate transaction, whether or not we are the surviving corporation in such transaction, in which the outstanding shares of common stock are converted into (A) shares of stock of another company, other than a conversion into shares of voting common stock of the successor corporation (or a holding company thereof) representing fifty percent (50%) or more of the voting power of all capital stock thereof outstanding immediately after the merger or consolidation or (B) other securities (either ours or those of another company) or cash or other property; (iv) pursuant to an affirmative vote of a holder or holders of seventy five percent (75%) of our capital stock of the entitled to vote on such a matter, the removal of a majority of the individuals who are at that time members of the board of directors; or (v) the acquisition by any entity or individual of one hundred percent of our capital stock.

The actual amounts that would be payable in such circumstances can only be determined at the date of termination or upon the change in control. The amounts included below are based on the following:

•	We have assumed that the termination event occurred effective as of December 31, 2013, the last day of 2013;
•	We have assumed that the value of our common stock was $3.91 per share, the US dollar closing market price of our common stock on December 31, 2013, the last trading day of our common stock, and that all unvested options were exercised on December 31, 2013; and

•	Health benefits are included at the estimated value of continuation of this benefit.

Paul J. Travers

If Mr. Travers’s employment is terminated (i) by the Company without cause or (ii) by Mr. Travers for good reason or (iii) as a result of disability, Mr. Travers would be entitled to receive:

• two times his annual base salary, payable in 24 equal monthly installments	$600,000
• his annual incentive bonus, payable within 60 days of termination	$-
Total cash compensation upon termination	$600,000

If Mr. Travers’s employment is terminated within one year of a change of control for any reason other than by us for cause, or if he elects to terminate his employment (whether or not for good reason) during the period beginning 121 days after a change of control and ending on the second anniversary thereof, Mr. Travers would be entitled to receive:

• four times his annual base salary, payable in 48 equal monthly installments	$1,200,000
• his annual incentive bonus, then in effect, payable within 60 days of termination	$-
Total cash compensation upon change of control	$1,200,000

Additionally, in either case Mr. Travers would also be entitled to:

• continuation of medical benefits throughout the 24 or 48-month period during which severance payments are made or until he becomes eligible to receive medical benefits from subsequent employer	$31,758 (for 24 months) or $63,516 (for 48 months)
• value of all unvested options, which would vest immediately	$0
• any accrued amounts owing to him

If Mr. Travers’s employment is terminated for cause or by Mr. Travers voluntarily, he will be entitled to receive only any accrued amounts owing him and will forfeit all unvested equity and unearned incentive payments.

Grant Russell

If Mr. Russell’s employment is terminated (i) by the Company without cause or (ii) by Mr. Russell for good reason or (iii) as a result of disability, Mr. Russell would be entitled to receive:

• two times his annual base salary, payable in 24 equal monthly installments	$550,000
• his annual incentive bonus, payable within 60 days of termination	$-
Total cash compensation upon termination	$550,000

If Mr. Russell’s employment is terminated within one year of a change of control for any reason other than by us for cause, or if he elects to terminate his employment (whether or not for good reason) during the period beginning 121 days after a change of control and ending on the second anniversary thereof, Mr. Russell would be entitled to receive:

• four times his annual base salary, payable in 48 equal monthly installments	$1,100,000
• his annual incentive bonus, then in effect, payable within 60 days of termination	$-
Total cash compensation upon change of control	$1,100,000

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Additionally, in either case Mr. Russell would also be entitled to:

• continuation of medical benefits throughout the 24 or 48-month period during which severance payments are made or until he becomes eligible to receive medical benefits from subsequent employer	$ 6,000 (for 24 months) or $12,000 (for 48 months)
• value of all unvested options, which would vest immediately	$0
• any accrued amounts owing to him

If Mr. Russell’s employment is terminated for cause or by Mr. Russell voluntarily, he will be entitled to receive only any accrued amounts owing him and will forfeit all unvested equity and unearned incentive payments.

Director Compensation

How Directors are Compensated

Employee directors do not receive additional compensation for serving on the board beyond the compensation they received for serving as our officers, as described under “Executive Compensation.”

We use a combination of cash and stock-based incentive compensation to attract and retain qualified candidates to serve on the board. In setting non-employee director compensation the board considers the amount of time that directors expend in fulfilling their duties as members of our board and the skill-level we require of members of our board.

DIRECTOR COMPENSATION — YEAR ENDED DECEMBER 31, 2013

	Fees
	Earned or
	Paid in	Stock	Option	All Other
	Cash	Awards	Awards	Compensation	Total
Name	($)	($)	($)	($)	($)

William Lee	—	—	27,295	—	27,295
Michael Scott	—	—	27,295	—	27,295
Alexander Ruckdaeschel	—	—	27,295	—	27,295

During 2013 no cash director fees were earned by or paid to any non-management member of the board of directors but each of our nonemployee directors was reimbursed for ordinary expenses incurred in connection with attendance at meetings of the board of directors. In the future, to recruit and maintain qualified directors we believe that we will likely have to begin paying annual retainers, board committee membership and board meeting fees. It is not expected that such fees will be paid to any directors who are also our employees.

TRANSACTIONS WITH RELATED PERSONS

        Since January 1, 2012, we have entered into the following transactions in which our directors, executive officers or holders of more than 5% of our capital stock had or will have a direct or indirect material interest. The following transactions do not include compensation, termination and change-in-control arrangements, which are described under “Management.” We believe the terms obtained or consideration that we paid or received, as applicable, in connection with the transactions described below were comparable to terms available or the amounts that would be paid or received, as applicable, in arm’s-length transactions.

Revolving Loans

In October 2008, we entered into a revolving loan agreement with Paul J. Travers, our President and Chief Executive Officer, pursuant to which Mr. Travers agreed to loan us such amounts until December 31, 2010. Interest accrued on the principal amount outstanding under the agreement at the annual rate of 12.0% and is payable on demand. As security for our obligations under the loan agreement, we granted Mr. Travers a security interest in all of our assets. We had intended to the repay the entire principal amount outstanding under this agreement, together with all interest accrued thereon, from the proceeds of our initial public offering. We concluded that we did not receive sufficient proceeds from our initial public offering to repay this indebtedness and Mr. Travers has agreed to make no demand for repayment until after January 2, 2013.

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In December 2010, we entered into a Convertible Senior Secured Term Loan Agreement, pursuant to which we borrowed $4,000,000. In connection with the above financing, four existing secured lenders who are currently owed $2,320,980 in principal and accrued interest agreed to subordinate their security interests in favor of the lender and to extend the period of debt repayments for 24 to 36 months following closing of the loan transaction. One of the lenders who deferred payment of his debt was Paul Travers, our President and Chief Executive Officer, who deferred payment of the loan referred to above. As of December 23, 2010 the amount of principal and accrued interest due Mr. Travers was $258,658, which was payable on or before December 31, 2010. The entire unpaid amount, and interest accrued thereon, was deferred to be due and payable on December 31, 2014. In connection with such deferral, we issued to Mr. Travers a warrant which was not exercised that expired on December 31, 2013.

In connection with our sale, in June 2012, of the assets (including equipment, tooling, certain patents and trademarks and sales of our proprietary Tac-Eye displays and night vision display electronics) that comprised our Tactical Defense Group (the “TDG Assets”), certain of our lenders entered into Loan Modification and Consent agreements pursuant to which each consented to the sale, as required by the loan agreements between us and each such lender, and released its security interest in the TDG Assets sold. Pursuant to a Loan Modification and Consent Agreement regarding our Convertible, Senior Secured Term Debt Loan with LC Capital Master Fund Ltd., we paid this senior lender $4,450,000 in reduction of the obligations owed to it. Our obligation to repay the remaining amount due to the Convertible Senior Secured Term Debt Lender, $619,122 was represented by a new note in that amount. Upon the closing of the public offering on August 5, 2013, the note principal and accrued interest was repaid.

On March 29, 2013, we entered into a conversion/exchange agreement (the “LC Capital Agreement”) with LC Capital Master Fund Ltd. (“LC Capital”). Pursuant to the LC Capital Agreement, LC Capital agreed, subject to the closing of our proposed public stock offering, to convert its outstanding convertible note, in the principal amount of $619,122, together with accrued interest thereon, into shares of our common stock, at a conversion price equal to, in LC Capital’s option, the public offering price of our proposed public stock offering, or pursuant to the terms of the convertible note. LC Capital also agreed subject to the closing of our proposed public stock offering, to exchange outstanding warrants to purchase 533,333 shares of our common stock into the greater of (a) 200,000 shares of our common stock, or (B) the Black Scholes value of the warrants (calculated using the Bloomberg OV function) as of the date of the pricing of our proposed public stock offering based upon the per share offering price. LC Capital was allowed to terminate the LC Capital Agreement if the closing of such conversion and exchange did not occur by June 30, 2013. As the LC Capital Agreement expired, upon the closing of the public offering on August 5, 2013, the note principal and accrued interest was repaid.

Payment of Deferred Compensation and Shareholder Loans

In June 2009, we agreed with Mr. Travers and Mr. Russell, our President and Chief Executive Officer, and Executive Vice President and Chief Financial Officer, respectively, that we would pay them outstanding deferred compensation in the aggregate amounts of $410,096 plus interest at the annual rate of 8.0%, as well as $199,941 loaned to us prior to our initial public offering, in 12 equal monthly installments beginning on the first anniversary of the closing of our initial public offering until paid in full. Our initial public offering closed on December 24, 2009. During the years of 2010, 2011, 2012 and 2013 both Mr. Travers and Mr. Russell agreed to defer $100,000 of their salary until such time as the Company was financially able to repay to repay these amounts plus accrued interest.

On March 27, 2013, we entered into a deferred compensation deferral and conversion option agreement (Travers Deferred Compensation Agreement) with Paul Travers, our chief executive officer, which agreement was subject to the closing of our proposed public stock offering. Pursuant to the Travers Deferred Compensation Agreement, upon closing of our public stock offering on August 5, 2013, Mr. Travers converted the entire long-term portion of the unpaid salary owed to him, in the amount of $914,410 (including $309,445 in accrued interest, as of August 5, 2013), into 457,205 shares of the Company’s common stock based on the offering price of $2.00 per share and 457,205 warrants exercisable at $2.25.

On March 27, 2013, we entered into a deferred compensation deferral and conversion option agreement (Russell Deferred Compensation Agreement) with Grant Russell, our chief financial officer, which agreement was subject to the closing of our planned public stock offering. Pursuant to the Russell Deferred Compensation Agreement, upon closing of our public stock offering on August 5, 2013, Mr. Russell converted the entire long-term portion of the unpaid salary owed to him, in the amount of $728,160 (including $206,362 in accrued interest, as of August 5, 2013), into 364,080 shares of the Company’s common stock based on the offering price of $2.00 per share and 364,080 warrants exercisable at $2.25.

Indemnification Agreements

We have entered into indemnification agreements with each of our directors and executive officers. Under these agreements we are obligated to indemnify the indemnitee to the fullest extent permitted by applicable law for all reasonable expenses (including attorneys’ fees and disbursements), judgments, fines (including excise taxes and penalties) and amounts paid in settlement actually and reasonably incurred by the indemnitee arising out of or connected with the indemnitee’s service as a director or officer and indemnitee’s service in another capacity at our request or direction. We are also obligated to advance all reasonable and actual expenses incurred by the indemnitee in connection with any action, suit, proceeding or appeal with respect to which he is entitled to be indemnified upon our receipt of an invoice for such expenses. Our obligation to advance expenses is subject to the indemnitee’s execution, upon our request, of an agreement to repay all such amounts it if is ultimately determined that he is not entitled to be indemnified by us under applicable law. If a claim for indemnification under this agreement may not be paid to the indemnitee under applicable law, then in any action in which we are jointly liable with the indemnitee, we are obligated to contribute to the amount of reasonable expenses (including attorneys’ fees and disbursements) actually and reasonably incurred by the indemnitee in proportion to the relative benefits received by us and the indemnitee from the transaction from which such action arose, and our relative fault and that of the indemnitee in connection with the events which resulted in such expenses. The rights of an indemnitee under the form of indemnification agreement are in addition to any other rights that the indemnitee may have under our certificate of incorporation or bylaws, any agreement, or any vote of our stockholders or directors. We are not obligated to make any payment under the form of indemnification agreement to the extent payment is actually made to the indemnitee under an insurance policy or any other method outside of the agreement.

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PROPOSAL 3

APPROVE AMENDMENT TO REDUCE THE NUMBER OF AUTHORIZED COMMON SHARES FROM 700,000,000 TO 100,000,000 SHARES

The Board of Directors has determined that reducing the Company’s authorized number of its common shares from 700,000,000 to 100,000,000 shares is advisable. The main reason to do so are the cost savings related franchise taxes that are based on the number of shares authorized by the Company, regardless of whether they are actually issued and outstanding. The State of Delaware, the Company’s state of incorporation is one such state. The 1 for 75 reverse split implemented by the Company on February 6, 2013 greatly reduced the number of outstanding shares of the Company but did not provide for any adjustment to the number authorized from 700,000,000. The result has been a substantial increase in the franchise tax payable by the Company. After accessing the current number of authorized shares and comparing that against other small to mid-cap public companies in the USA today, along with the fact that the Company has only 10,302,641 common shares outstanding and has reserved a total of 6,800,000 more for the possible future exercise of warrants and stock options. The Board has concluded that have availability of more than 80,000,000 further common shares is more than adequate for the Company’s foreseeable future.

RECOMMENDATION OF THE BOARD FOR PROPOSAL NO. 3:

THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE TO APPROVE THE REDUCTION IN THE NUMBER OF AUTHORIZED COMMON SHARES FROM 700,000,000 TO 100,000,000 SHARES.

PROPOSAL 4

APPROVE THE VUZIX CORPORATION 2014 EQUITY INCENTIVE PLAN

The purpose of the Plans is to retain executives and selected employees and consultants and reward them for making contributions to our success.  These objectives are accomplished by making long-term incentive awards under thereby providing participants with a proprietary interest in our growth and performance. Under the 2007 Plan, we have issued 79,009 options outstanding and none available for future use. Under the 2009 Plan, we have 135,509 options outstanding and 342,420 options available for future issuance. After the approval of the Vuzix Corporation 2014 Equity Incentive Plan (the “2014 Plan”), the Company will no longer issue any options under the Plans. The 2014 Plan will have an “evergreen provision.” The maximum number of shares of common stock that may be issued under the 2014 Plan shall initially be 1,000,000 and thereafter shall automatically be increased each time the Company issues additional shares of Common Stock so that the total number of shares issuable hereunder shall at all times equal 10% of the then outstanding shares of stock, unless in any case the Board of Directors adopts a resolution providing that the number of shares issuable under this Plan shall not be so increased..

The Board of Directors has authorized the creation of a 2014 Plan, subject to shareholder approval.

Summary of the Incentive Plan

The 2014 Plan was originally adopted by the Board in April 2014. The 2014 Plan will terminate on the tenth anniversary of the date of approval by the shareholders, unless earlier terminated by the Board. If the proposed amendment to the 2014 Plan is approved, an initial maximum of 1,000,000 shares may be delivered to satisfy awards made under the 2014 Plan and thereafter that amount shall automatically be increased each time the Company issues additional shares of Common Stock so that the total number of shares issuable hereunder shall at all times equal 10% of the then outstanding shares of stock (“Maximum Authorized”), unless in any case the Board of Directors adopts a resolution providing that the number of shares issuable under this Plan shall not be so increased. In the event of a stock dividend, stock split or other change in our capital structure, the Administrator will make appropriate adjustments to the limits described above and will also make appropriate adjustments to the number and kind of shares of stock or securities subject to awards, any exercise prices relating to awards and any other provisions of awards affected by the change. The Administrator may also make similar adjustments to take into account other distributions to stockholders or any other event, if the Administrator determines that adjustments are appropriate to avoid distortion in the operation of the 2014 Plan and to preserve the value of awards.

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Administration. The Board of Directors administers the 2014 Plan. The term “Administrator” is used in this proxy statement to refer to the person (the Board and its delegates) charged with administering the 2014 Plan. The Administrator has full authority to determine who will receive awards and to determine the types of awards to be granted as well as the amounts, terms, and conditions of any awards. Awards may be in the form of options, SARs, restricted or unrestricted stock, deferred stock, other stock-based awards, or cash awards, and any such award may be a performance-based award. The Administrator has the right to determine any questions that may arise regarding the interpretation and application of the provisions of the 2014 Plan and to make, administer, and interpret such rules and regulations as it deems necessary or advisable. Determinations of the Administrator made under the 2014 Plan are conclusive and bind all parties.

Eligibility. Participation is limited to employees, non-employee directors, as well as consultants and advisors who are selected by the Administrator to receive an award. The group of persons from which the Administrator will select participants consists of all employees of the Company.

Stock Options. The Administrator may, from time to time, award options to any participant subject to the limitations described above. Stock options give the holder the right to purchase shares of common stock of the Company within a specified period of time at a specified price. Two types of stock options may be granted under the 2014 Plan: incentive stock options, or “ISOs”, which are subject to special tax treatment as described below, and nonstatutory options, or “NSOs.” Eligibility for ISOs is limited to employees of the Company and its subsidiaries.

The exercise price of an ISO cannot be less than the fair market value of the common stock at the time of grant. In addition, the expiration date of an ISO cannot be more than ten years after the date of the original grant. In the case of NSOs, the exercise price and the expiration date are determined in the discretion of the Administrator. The Administrator also determines all other terms and conditions related to the exercise of an option, including the consideration to be paid, if any, for the grant of the option, the time at which options may be exercised and conditions related to the exercise of options.

Stock Appreciation Rights. The Administrator may grant SARs under the 2014 Plan. An SAR entitles the holder upon exercise to receive an amount in cash or common stock or a combination thereof (as determined by the Administrator) computed by reference to appreciation in the value of a share of common stock above a base amount which may not be less than fair market value on the date of grant.

Stock Awards; Restricted Stock. The 2014 Plan provides for awards of nontransferable shares of restricted common stock, as well as unrestricted shares of common stock. Awards of restricted stock and unrestricted stock may be made in exchange for past services or other lawful consideration. Generally, awards of restricted stock are subject to the requirement that the shares be forfeited or resold to the Company unless specified conditions are met. Subject to these restrictions, conditions and forfeiture provisions, any recipient of an award of restricted stock will have all the rights of a stockholder of the Company, including the right to vote the shares and to receive dividends. Other awards under the 2014 Plan may also be settled with restricted stock. The 2014 Plan also provides for deferred grants (“deferred stock”) entitling the recipient to receive shares of common stock in the future on such conditions as the Administrator may specify. Any stock award or award of deferred stock resulting in a deferral of compensation subject to Section 409A of the Code will be construed to the maximum extent possible consistent with the requirements of Section 409A of the Code.

Performance Awards. The Administrator may also make awards subject to the satisfaction of specified performance criteria. Performance awards may consist of common stock or cash or a combination of the two. The performance criteria used in connection with a particular performance award will be determined by the Administrator. In the case of performance awards intended to qualify for exemption under Section 162(m) of the Internal Revenue Code, the Administrator will use objectively determinable measures of performance in accordance with Section 162(m) that are based on any or any combination of the following (determined either on a consolidated basis or, as the context permits, on a divisional, subsidiary, line of business, project or geographical basis or in combinations thereof): sales; revenues; assets; expenses; earnings before or after deduction for all or any portion of interest, taxes, depreciation, or amortization, whether or not on a continuing operations or an aggregate or per share basis; return on equity, investment, capital or assets; one or more operating ratios; borrowing levels, leverage ratios or credit rating; market share; capital expenditures; cash flow; stock price; stockholder return; sales of particular products or services; customer acquisition or retention; acquisitions and divestitures (in whole or in part); joint ventures and strategic alliances; spin-offs, split-ups and the like; reorganizations; or recapitalizations, restructurings, financings (issuances of debt or equity) or refinancings. The Administrator will determine whether the performance targets or goals that have been chosen for a particular performance award have been met.

General Provisions Applicable to All Awards. Neither ISOs nor, except as the Administrator otherwise expressly provides, other awards may be transferred other than by will or by the laws of descent and distribution. During a recipient’s lifetime an ISO and, except as the Administrator may provide, other non-transferable awards requiring exercise may be exercised only by the recipient. Shares delivered under the 2014 Plan may consist of either authorized but unissued or treasury shares. The number of shares delivered upon exercise of a stock option is determined net of any shares transferred by the optionee to the Company (including through the holding back of shares that would otherwise have been deliverable upon exercise) in payment of the exercise price or tax withholding.

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Mergers and Similar Transactions. In the event of a consolidation or merger in which the Company is not the surviving corporation or which results in the acquisition of substantially all of the Company’s stock by a person or entity or by a group of persons or entities acting together, or in the event of a sale of substantially all of the Company’s assets or a dissolution or liquidation of the Company, the following rules will apply except as otherwise provided in an Award:

•	If the transaction is one in which there is an acquiring or surviving entity, the Administrator may provide for the assumption of some or all outstanding awards or for the grant of new awards in substitution therefor by the acquiror or survivor.
•	If the transaction is one in which holders of common stock will receive a payment (whether cash, non-cash or a combination), the Administrator may provide for a “cash-out”, with respect to some or all awards, equal in the case of each affected award to the excess, if any, of (A) the fair market value of one share of common stock times the number of shares of common stock subject to the award, over (B) the aggregate exercise or purchase price, if any, under the award (in the case of an SAR, the aggregate base price above which appreciation is measured), in each case on such payment terms and other terms, and subject to such conditions, as the Administrator determines.
•	If there is no assumption or substitution of any award requiring exercise, each such outstanding award will become fully exercisable prior to the completion of the transaction on a basis that gives the holder of the award a reasonable opportunity to exercise the award and participate in the transaction as a stockholder.
•	Each award, other than outstanding shares of restricted stock, unless assumed will terminate upon consummation of the transaction.
•	Any share of common stock delivered pursuant to the “cash-out” or acceleration of an award, as described above, may, in the discretion of the Administrator, contain such restrictions, if any, as the Administrator deems appropriate to reflect any performance or other vesting conditions to which the award was subject. In the case of restricted stock, the Administrator may require that any amounts delivered, exchanged or otherwise paid in respect of such stock in connection with the transaction be placed in escrow or otherwise made subject to such restrictions as the Administrator deems appropriate to carry out the intent of the 2014 Plan.

Amendment. The Administrator may at any time or times amend the 2014 Plan or any outstanding Award for any purpose which may at the time be permitted by law, and may at any time terminate the 2014 Plan as to any future grants of awards. The Administrator may not, however, alter the terms of an Award so as to affect adversely the Participant’s rights under the Award without the Participant’s consent, unless the Administrator expressly reserved the right to do so at the time of the Award.

Federal Income Tax Consequences

The following discussion summarizes certain federal income tax consequences of the grant and exercise of stock options under the 2014 Plan under the law as in effect on the date of this proxy statement. The summary does not purport to cover federal employment tax or other federal tax consequences that may be associated with stock options or federal tax consequences associated with other awards under the 2014 Plan, nor does it cover state, local or non-U.S. taxes.

ISOs. In general, an optionee realizes no taxable income for regular income tax purposes upon the grant or exercise of an ISO. However, the exercise of an ISO may result in an alternative minimum tax liability to the optionee. With certain exceptions, a disposition of shares purchased under an ISO within two years from the date of grant or within one year after exercise (a “disqualifying disposition”) produces ordinary income to the optionee equal to the value of the shares at the time of exercise less the exercise price. A corresponding deduction is available to the Company. Any additional gain recognized in the disqualifying disposition is treated as a capital gain for which the Company is not entitled to a deduction. In general, if the disqualifying disposition is an arm’s length sale at less than the fair market value of the shares at time of exercise, the optionee’s ordinary income, and the Company’s corresponding deduction, are limited to the excess, if any, of the amount realized on the sale over the amount paid by the optionee for the stock. If the optionee does not dispose of the shares until after the expiration of these one- and two-year holding periods, any gain or loss recognized upon a subsequent sale is treated as a long-term capital gain or loss for which the Company is not entitled to a deduction.

NSOs. In general, in the case of a NSO, the optionee has no taxable income at the time of grant but realizes income in connection with exercise of the option in an amount equal to the excess (at the time of exercise) of the fair market value of the shares acquired upon exercise over the exercise price; a corresponding deduction is available to the Company; and upon a subsequent sale or exchange of the shares, any recognized gain or loss after the date of exercise is treated as a capital gain or loss for which the Company is not entitled to a deduction.

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In general, an ISO that is exercised by the optionee more than three months after termination of employment is treated as an NSO. ISOs are also treated as NSOs to the extent they first become exercisable by an individual in any calendar year for shares having a fair market value (determined as of the date of grant) in excess of $100,000.

The Administrator may award stock options that are exercisable for restricted stock. Under Section 83 of the Code, an optionee who exercises an NSO for restricted stock will generally have income only when the stock vests. The income will equal the fair market value of the stock at that time less the exercise price. However, the optionee may make a so-called “83(b) election” in connection with the exercise to recognize taxable income at that time. Assuming no other applicable limitations, the amount and timing of the deduction available to the Company will correspond to the income recognized by the optionee. If an ISO is exercised for restricted stock, a timely 83(b) election will have the effect, in general, of fixing the amount taken into account for alternative minimum tax purposes at the excess of the fair market value of the shares at time of exercise over the exercise price. However, for regular income tax purposes the ordinary income and corresponding Company deduction associated with a disqualifying disposition of stock acquired upon exercise of an ISO, where the stock was restricted at time of exercise but vested prior to the disposition, would be determined by reference to the fair market value of the shares on the date of vesting whether or not the optionee made an 83(b) election.

Under the so-called “golden parachute” provisions of the Code, the accelerated vesting of awards in connection with a change in control of the Company may be required to be valued and taken into account in determining whether a participant has received compensatory payments, contingent on the change in control, in excess of certain limits. If these limits are exceeded, a substantial portion of amounts payable to the participant, including the payment consisting of accelerated vesting of awards, may be subject to an additional 20% federal tax and may be nondeductible to the Company.

Under Section 162(m) of the Code, certain remuneration in excess of $1 million may be nondeductible if paid to any “covered employee” of a publicly held corporation (generally the corporation’s chief executive officer and its next three most highly compensated executive officers, excluding the chief financial officer, in the year that the compensation is paid). Stock options issued under the 2014 Plan are intended to qualify for exemption from the Section 162(m) deduction limit.

Stock options awarded under the 2014 Plan are intended to be exempt from the rules of Section 409A of the Code and guidance issued thereunder and will be administered accordingly. However, neither the Company nor the Administrator, nor any person affiliated with or acting on behalf of the Company or the Administrator, will be liable to any participant or to the estate or beneficiary of any participant by reason of any acceleration of income, or any additional tax or interest penalties, resulting from the failure of an award to satisfy the requirements of Section 409A of the Code.

RECOMMENDATION OF THE BOARD FOR PROPOSAL NO. 4:

THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE TO APPROVE THE VUZIX CORPORATION 2014 EQUITY INCENTIVE PLAN.

OTHER MATTERS

The board of directors knows of no other matters that will be presented for consideration at the annual meeting, but if other matters properly come before the meeting, the persons named as proxies in the enclosed proxy will vote according to their best judgment. Stockholders are requested to date and sign the enclosed proxy and to mail it promptly in the enclosed postage-paid envelope. If you attend the annual meeting, you may revoke your proxy at that time and vote in person, if you wish. Otherwise your proxy will be voted for you.

By Order of the Board of Directors

Steven D. Ward,
Secretary

Dated:	May 23, 2014
Rochester, New York

We will make available at no cost, upon your written request, a copy of our annual report on Form 10-K for the year ended December 31, 2013 (without exhibits) as filed with the Securities and Exchange Commission. Copies of exhibits to our Form 10-K will be made available, upon your written request and payment to us of the reasonable costs of reproduction and mailing. Written requests should be made to: Corporate Secretary, Vuzix Corporation, 2166 Brighton Henrietta Townline Road, Rochester, New York 14623.

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ANNEX A

VUZIX CORPORATION

2014 EQUITY INCENTIVE PLAN

1.	PURPOSE OF PLAN

1.1           The purpose of this 2014 Equity Incentive Plan (this “Plan”) of Vuzix Corporation, a Delaware corporation (the “Corporation”), is to promote the success of the Corporation and to increase stockholder value by providing an additional means through the grant of awards to attract, motivate, retain and reward selected employees and other eligible persons.

2.	ELIGIBILITY

2.1           The Administrator (as such term is defined in Section 3.1) may grant awards under this Plan only to those persons that the Administrator determines to be Eligible Persons. An “Eligible Person” is any person who is either: (a) an officer (whether or not a director) or employee of the Corporation or one of its Subsidiaries; (b) a director of the Corporation or one of its Subsidiaries; or (c) an individual consultant who renders bona fide services (other than services in connection with the offering or sale of securities of the Corporation or one of its Subsidiaries in a capital-raising transaction or as a market maker or promoter of securities of the Corporation or one of its Subsidiaries) to the Corporation or one of its Subsidiaries and who is selected to participate in this Plan by the Administrator; provided, however, that a person who is otherwise an Eligible Person under clause (c) above may participate in this Plan only if such participation would not adversely affect either the Corporation’s eligibility to use Form S-8 to register under the Securities Act of 1933, as amended (the “Securities Act”), the offering and sale of shares issuable under this Plan by the Corporation, or the Corporation’s compliance with any other applicable laws.  An Eligible Person who has been granted an award (a “participant”) may, if otherwise eligible, be granted additional awards if the Administrator shall so determine. As used herein, “Subsidiary” means any corporation or other entity a majority of whose outstanding voting stock or voting power is beneficially owned directly or indirectly by the Corporation; and “Board” means the Board of Directors of the Corporation.

3.	PLAN ADMINISTRATION

3.1 The Administrator.  This Plan shall be administered by and all awards under this Plan shall be authorized by the Administrator. The “Administrator” means the Board or one or more committees appointed by the Board or another committee (within its delegated authority) to administer all or certain aspects of this Plan. Any such committee shall be comprised solely of one or more directors or such number of directors as may be required under applicable law. A committee may delegate some or all of its authority to another committee so constituted. The Board or a committee comprised solely of directors may also delegate, to the extent permitted by Section 157 of the Delaware General Corporation Law and any other applicable law, to one or more officers of the Corporation, its powers under this Plan (a) to Eligible Persons who will receive grants of awards under this Plan, and (b) to determine the number of shares subject to, and the other terms and conditions of, such awards. The Board may delegate different levels of authority to different committees with administrative and grant authority under this Plan. Unless otherwise provided in the bylaws of the Corporation or the applicable charter of any Administrator: (a) a majority of the members of the acting Administrator shall constitute a quorum, and (b) the affirmative vote of a majority of the members present assuming the presence of a quorum or the unanimous written consent of the members of the Administrator shall constitute due authorization of an action by the acting Administrator.

With respect to awards intended to satisfy the requirements for performance-based compensation under Section 162(m) of the Internal Revenue Code of 1986, as amended (the “Code”), this Plan shall be administered by a committee consisting solely of two or more outside directors (as this requirement is applied under Section 162(m) of the Code); provided, however, that the failure to satisfy such requirement shall not affect the validity of the action of any committee otherwise duly authorized and acting in the matter. Award grants, and transactions in or involving awards, intended to be exempt under Rule 16b-3 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), must be duly and timely authorized by the Board or a committee consisting solely of two or more non-employee directors (as this requirement is applied under Rule 16b-3 promulgated under the Exchange Act). To the extent required by any applicable stock exchange, this Plan shall be administered by a committee composed entirely of independent directors (within the meaning of the applicable stock exchange). Awards granted to non-employee directors shall not be subject to the discretion of any officer or employee of the Corporation and shall be administered exclusively by a committee consisting solely of independent directors.

3.2 Powers of the Administrator.  Subject to the express provisions of this Plan, the Administrator is authorized and empowered to do all things necessary or desirable in connection with the authorization of awards and the administration of this Plan (in the case of a committee or delegation to one or more officers, within the authority delegated to that committee or person(s)), including, without limitation, the authority to:

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(a)           determine eligibility and, from among those persons determined to be eligible, the particular Eligible Persons who will receive awards under this Plan;

(b)           grant awards to Eligible Persons, determine the price at which securities will be offered or awarded and the number of securities to be offered or awarded to any of such persons, determine the other specific terms and conditions of such awards consistent with the express limits of this Plan, establish the installments (if any) in which such awards shall become exercisable or shall vest (which may include, without limitation, performance and/or time-based schedules), or determine that no delayed exercisability or vesting is required, establish any applicable performance targets, and establish the events of termination or reversion of such awards;

(c)           approve the forms of award agreements (which need not be identical either as to type of award or among participants);

(d)           construe and interpret this Plan and any agreements defining the rights and obligations of the Corporation, its Subsidiaries, and participants under this Plan, further define the terms used in this Plan, and prescribe, amend and rescind rules and regulations relating to the administration of this Plan or the awards granted under this Plan;

(e)           cancel, modify, or waive the Corporation’s rights with respect to, or modify, discontinue, suspend, or terminate any or all outstanding awards, subject to any required consent under Section 8.6.5;

(f)           accelerate or extend the vesting or exercisability or extend the term of any or all such outstanding awards (in the case of options or stock appreciation rights, within the maximum ten-year term of such awards) in such circumstances as the Administrator may deem appropriate (including, without limitation, in connection with a termination of employment or services or other events of a personal nature) subject to any required consent under Section 8.6.5;

(g)           adjust the number of shares of Common Stock subject to any award, adjust the price of any or all outstanding awards or otherwise change previously imposed terms and conditions, in such circumstances as the Administrator may deem appropriate, in each case subject to compliance with applicable stock exchange requirements, Sections 4 and 8.6 and the applicable requirements of Code Section 162(m) and treasury regulations thereunder with respect to awards that are intended to satisfy the requirements for performance-based compensation under Section 162(m), and provided that in no case (except due to an adjustment contemplated by Section 7 or any repricing that may be approved by stockholders) shall such an adjustment constitute a repricing (by amendment, cancellation and regrant, exchange or other means) of the per share exercise or base price of any stock option or stock appreciation right or other award granted under this Plan, and further provided that any adjustment or change in terms made pursuant to this Section 3.2(g) shall be made in a manner that, in the good faith determination of the Administrator will not likely result in the imposition of additional taxes or interest under Section 409A of the Code;

(h)           determine the date of grant of an award, which may be a designated date after but not before the date of the Administrator’s action (unless otherwise designated by the Administrator, the date of grant of an award shall be the date upon which the Administrator took the action granting an award);

(i)           determine whether, and the extent to which, adjustments are required pursuant to Section 7 hereof and authorize the termination, conversion, substitution, acceleration or succession of awards upon the occurrence of an event of the type described in Section 7;

(j)           acquire or settle (subject to Sections 7 and 8.6) rights under awards in cash, stock of equivalent value, or other consideration; and

(k)           determine the Fair Market Value (as defined in Section 5.6) of the Common Stock or awards under this Plan from time to time and/or the manner in which such value will be determined.

3.3 Binding Determinations.  Any action taken by, or inaction of, the Corporation, any Subsidiary, or the Administrator relating or pursuant to this Plan and within its authority hereunder or under applicable law shall be within the absolute discretion of that entity or body and shall be conclusive and binding upon all persons. Neither the Board, the Administrator, nor any Board committee, nor any member thereof or person acting at the direction thereof, shall be liable for any act, omission, interpretation, construction or determination made in good faith in connection with this Plan (or any award made under this Plan), and all such persons shall be entitled to indemnification and reimbursement by the Corporation in respect of any claim, loss, damage or expense (including, without limitation, legal fees) arising or resulting therefrom to the fullest extent permitted by law and/or under any directors and officers liability insurance coverage that may be in effect from time to time.

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3.4 Reliance on Experts.  In making any determination or in taking or not taking any action under this Plan, the Administrator may obtain and may rely upon the advice of experts, including professional advisors to the Corporation. The Administrator shall not be liable for any such action or determination taken or made or omitted in good faith based upon such advice.

 3.5 Delegation of Non-Discretionary Functions.  In addition to the ability to delegate certain grant authority to officers of the Corporation as set forth in Section 3.1, the Administrator may also delegate ministerial, non-discretionary functions to individuals who are officers or employees of the Corporation or any of its Subsidiaries or to third parties.

4.	SHARES OF COMMON STOCK SUBJECT TO THE PLAN; SHARE LIMIT

4.1 Shares Available.  Subject to the provisions of Section 7.1, the capital stock available for issuance under this Plan shall be shares of the Corporation’s authorized but unissued Common Stock.  For purposes of this Plan, “Common Stock” shall mean the common stock of the Corporation and such other securities or property as may become the subject of awards under this Plan, or may become subject to such awards, pursuant to an adjustment made under Section 7.1.

4.2 Share Limit.  The maximum number of shares of Common Stock that may be issued under the Plan shall initially be 1,000,000 and thereafter shall automatically be increased each time the Company issues additional shares of Common Stock so that the total number of shares issuable hereunder shall at all times equal 10% of the then outstanding shares of stock, unless in any case the Board of Directors adopts a resolution providing that the number of shares issuable under this Plan shall not be so increased. (the “Share Limit”). The foregoing Share Limit is subject to adjustment as contemplated by Section 4.3, Section 7.1, and Section 8.10.

4.3 Awards Settled in Cash, Reissue of Awards and Shares.  The Administrator may adopt reasonable counting procedures to ensure appropriate counting, avoid double counting (as, for example, in the case of tandem or substitute awards) and make adjustments in accordance with this Section 4.3. Shares shall be counted against those reserved to the extent such shares have been delivered and are no longer subject to a substantial risk of forfeiture. Accordingly, (i) to the extent that an award under the Plan, in whole or in part, is canceled, expired, forfeited, settled in cash, settled by delivery of fewer shares than the number of shares underlying the award, or otherwise terminated without delivery of shares to the participant, the shares retained by or returned to the Corporation will not be deemed to have been delivered under the Plan and will be deemed to remain or to become available under this Plan; and (ii) shares that are withheld from such an award or separately surrendered by the participant in payment of the exercise price or taxes relating to such an award shall be deemed to constitute shares not delivered and will be deemed to remain or to become available under the Plan. The foregoing adjustments to the Share Limit of this Plan are subject to any applicable limitations under Section 162(m) of the Code with respect to awards intended as performance-based compensation thereunder.

4.4 Reservation of Shares; No Fractional Shares.  The Corporation shall at all times reserve a number of shares of Common Stock sufficient to cover the Corporation’s obligations and contingent obligations to deliver shares with respect to awards then outstanding under this Plan (exclusive of any dividend equivalent obligations to the extent the Corporation has the right to settle such rights in cash). No fractional shares shall be delivered under this Plan. The Administrator may pay cash in lieu of any fractional shares in settlements of awards under this Plan.

5.	AWARDS

5.1 Type and Form of Awards.  The Administrator shall determine the type or types of award(s) to be made to each selected Eligible Person. Awards may be granted singly, in combination or in tandem. Awards also may be made in combination or in tandem with, in replacement of, as alternatives to, or as the payment form for grants or rights under any other employee or compensation plan of the Corporation or one of its Subsidiaries. The types of awards that may be granted under this Plan are:

5.1.1 Stock Options.  A stock option is the grant of a right to purchase a specified number of shares of Common Stock during a specified period as determined by the Administrator. An option may be intended as an incentive stock option within the meaning of Section 422 of the Code (an “ISO”) or a nonqualified stock option (an option not intended to be an ISO). The award agreement for an option will indicate if the option is intended as an ISO; otherwise it will be deemed to be a nonqualified stock option. The maximum term of each option (ISO or nonqualified) shall be ten (10) years. The per share exercise price for each option shall be not less than 100% of the Fair Market Value of a share of Common Stock on the date of grant of the option. When an option is exercised, the exercise price for the shares to be purchased shall be paid in full in cash or such other method permitted by the Administrator consistent with Section 5.5.

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5.1.2 Additional Rules Applicable to ISOs.  To the extent that the aggregate Fair Market Value (determined at the time of grant of the applicable option) of stock with respect to which ISOs first become exercisable by a participant in any calendar year exceeds $100,000, taking into account both Common Stock subject to ISOs under this Plan and stock subject to ISOs under all other plans of the Corporation or one of its Subsidiaries (or any parent or predecessor corporation to the extent required by and within the meaning of Section 422 of the Code and the regulations promulgated thereunder), such options shall be treated as nonqualified stock options. In reducing the number of options treated as ISOs to meet the $100,000 limit, the most recently granted options shall be reduced first. To the extent a reduction of simultaneously granted options is necessary to meet the $100,000 limit, the Administrator may, in the manner and to the extent permitted by law, designate which shares of Common Stock are to be treated as shares acquired pursuant to the exercise of an ISO. ISOs may only be granted to employees of the Corporation or one of its subsidiaries (for this purpose, the term “subsidiary” is used as defined in Section 424(f) of the Code, which generally requires an unbroken chain of ownership of at least 50% of the total combined voting power of all classes of stock of each subsidiary in the chain beginning with the Corporation and ending with the subsidiary in question). There shall be imposed in any award agreement relating to ISOs such other terms and conditions as from time to time are required in order that the option be an “incentive stock option” as that term is defined in Section 422 of the Code. No ISO may be granted to any person who, at the time the option is granted, owns (or is deemed to own under Section 424(d) of the Code) shares of outstanding Common Stock possessing more than 10% of the total combined voting power of all classes of stock of the Corporation, unless the exercise price of such option is at least 110% of the Fair Market Value of the stock subject to the option and such option by its terms is not exercisable after the expiration of five years from the date such option is granted.

 5.1.3 Stock Appreciation Rights.  A stock appreciation right or “SAR” is a right to receive a payment, in cash and/or Common Stock, equal to the number of shares of Common Stock being exercised multiplied by the excess of (i) the Fair Market Value of a share of Common Stock on the date the SAR is exercised, over (ii) the Fair Market Value of a share of Common Stock on the date the SAR was granted as specified in the applicable award agreement (the “base price”). The maximum term of a SAR shall be ten (10) years.

5.1.4  Restricted Shares.

(a)           Restrictions. Restricted shares are shares of Common Stock subject to such restrictions on transferability, risk of forfeiture and other restrictions, if any, as the Administrator may impose, which restrictions may lapse separately or in combination at such times, under such circumstances (including based on achievement of performance goals and/or future service requirements), in such installments or otherwise, as the Administrator may determine at the date of grant or thereafter.  Except to the extent restricted under the terms of this Plan and the applicable award agreement relating to the restricted stock, a participant granted restricted stock shall have all of the rights of a shareholder, including the right to vote the restricted stock and the right to receive dividends thereon (subject to any mandatory reinvestment or other requirement imposed by the Administrator).

(b)           Certificates for Shares. Restricted shares granted under this Plan may be evidenced in such manner as the Administrator shall determine. If certificates representing restricted stock are registered in the name of the participant, the Administrator may require that such certificates bear an appropriate legend referring to the terms, conditions and restrictions applicable to such restricted stock, that the Corporation retain physical possession of the certificates, and that the participant deliver a stock power to the Corporation, endorsed in blank, relating to the restricted stock.  The Administrator may require that restricted shares are held in escrow until all restrictions lapse

(c)           Dividends and Splits. As a condition to the grant of an award of restricted stock, subject to applicable law, the Administrator may require or permit a participant to elect that any cash dividends paid on a share of restricted stock be automatically reinvested in additional shares of restricted stock or applied to the purchase of additional awards under this Plan. Unless otherwise determined by the Administrator, stock distributed in connection with a stock split or stock dividend, and other property distributed as a dividend, shall be subject to restrictions and a risk of forfeiture to the same extent as the restricted stock with respect to which such stock or other property has been distributed.

5.1.5           Restricted Share Units.

(a)           Grant of Restricted Share Units. A restricted share unit, or “RSU”, represents the right to receive from the Corporation on the respective scheduled vesting or payment date for such RSU, one Common Share. An award of RSUs may be subject to the attainment of specified performance goals or targets, forfeitability provisions and such other terms and conditions as the Administrator may determine, subject to the provisions of this Plan.  At the time an award of RSUs is made, the Administrator shall establish a period of time during which the restricted share units shall vest and the timing for settlement of the RSU.

(b)           Dividend Equivalent Accounts. Subject to the terms and conditions of the Plan and the applicable award agreement, as well as any procedures established by the Administrator, prior to the expiration of the applicable vesting period of an RSU, the Administrator may determine to pay dividend equivalent rights with respect to RSUs, in which case, the Corporation shall establish an account for the participant and reflect in that account any securities, cash or other property comprising any dividend or property distribution with respect to the shares of Common Stock underlying each RSU.  Each amount or other property credited to any such account shall be subject to the same vesting conditions as the RSU to which it relates.  The participant shall have the right to be paid the amounts or other property credited to such account upon vesting of the subject RSU.

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(c)           Rights as a Shareholder. Subject to the restrictions imposed under the terms and conditions of this Plan and the applicable award agreement, each participant receiving RSUs shall have no rights as a shareholder with respect to such RSUs until such time as shares of Common Stock are issued to the participant.  No shares of Common Stock shall be issued at the time a RSU is granted, and the Company will not be required to set aside a fund for the payment of any such award.   Except as otherwise provided in the applicable award agreement, shares of Common Stock issuable under an RSU shall be treated as issued on the first date that the holder of the RSU is no longer subject to a substantial risk of forfeiture as determined for purposes of Section 409A of the Code, and the holder shall be the owner of such shares of Common Stock on such date.  An award agreement may provide that issuance of shares of Common Stock under an RSU may be deferred beyond the first date that the RSU is no longer subject to a substantial risk of forfeiture, provided that such deferral is structured in a manner that is intended to comply with the requirements of Section 409A of the Code.

5.1.6           Cash Awards.  The Administrator may, from time to time, subject to the provisions of the Plan and such other terms and conditions as it may determine, grant cash bonuses (including without limitation, discretionary awards, awards based on objective or subjective performance criteria, awards subject to other vesting criteria or awards granted consistent with Section 5.2 below).  Cash awards shall be awarded in such amount and at such times during the term of the Plan as the Administrator shall determine.

5.1.7 Other Awards.  The other types of awards that may be granted under this Plan include: (a) stock bonuses, performance stock, performance units, dividend equivalents, or similar rights to purchase or acquire shares, whether at a fixed or variable price or ratio related to the Common Stock (subject to the requirements of Section 5.1.1 and in compliance with applicable laws), upon the passage of time, the occurrence of one or more events, or the satisfaction of performance criteria or other conditions, or any combination thereof; or (b) any similar securities with a value derived from the value of or related to the Common Stock and/or returns thereon.

5.2 Section 162(m) Performance-Based Awards.  Without limiting the generality of the foregoing, any of the types of awards listed in Sections 5.1.4 through 5.1.7 above may be, and options and SARs granted with an exercise or base price not less than the Fair Market Value of a share of Common Stock at the date of grant (“Qualifying Options” and “Qualifying SARs,” respectively) typically will be, granted as awards intended to satisfy the requirements for “performance-based compensation” within the meaning of Section 162(m) of the Code (“Performance-Based Awards”). The grant, vesting, exercisability or payment of Performance-Based Awards may depend (or, in the case of Qualifying Options or Qualifying SARs, may also depend) on the degree of achievement of one or more performance goals relative to a pre-established targeted level or levels using the Business Criteria provided for below for the Corporation on a consolidated basis or for one or more of the Corporation’s subsidiaries, segments, divisions or business units, or any combination of the foregoing. Such criteria may be evaluated on an absolute basis or relative to prior periods, industry peers, or stock market indices. Any Qualifying Option or Qualifying SAR shall be subject to the requirements of Section 5.2.1 and 5.2.3 in order for such award to satisfy the requirements for “performance-based compensation” under Section 162(m) of the Code. Any other Performance-Based Award shall be subject to all of the following provisions of this Section 5.2.

5.2.1 Class; Administrator.  The eligible class of persons for Performance-Based Awards under this Section 5.2 shall be officers and employees of the Corporation or one of its Subsidiaries. The Administrator approving Performance-Based Awards or making any certification required pursuant to Section 5.2.4 must be constituted as provided in Section 3.1 for awards that are intended as performance-based compensation under Section 162(m) of the Code.

5.2.2 Performance Goals.  The specific performance goals for Performance-Based Awards (other than Qualifying Options and Qualifying SARs) shall be, on an absolute or relative basis, established based on such business criteria as selected by the Administrator in its sole discretion (“Business Criteria”), including, but not limited to, the following: (1) earnings per share, (2) cash flow (which means cash and cash equivalents derived from either (i) net cash flow from operations or (ii) net cash flow from operations, financing and investing activities), (3) total stockholder return, (4) price per share of Common Stock, (5) gross revenue, (6) revenue growth, (7) operating income (before or after taxes), (8) net earnings (before or after interest, taxes, depreciation and/or amortization), (9) return on equity, (10) capital employed, or on assets or on net investment, (11) cost containment or reduction, (12) cash cost per ounce of production, (13) operating margin, (14) debt reduction, (15) resource amounts, (16) production or production growth, (17) resource replacement or resource growth, (18) successful completion of financings, or (19) any combination of the foregoing.  To qualify awards as performance-based under Section 162(m), the applicable Business Criterion (or Business Criteria, as the case may be) and specific performance goal or goals (“targets”) must be established and approved by the Administrator during the first 90 days of the performance period (and, in the case of performance periods of less than one year, in no event after 25% or more of the performance period has elapsed) and while performance relating to such target(s) remains substantially uncertain within the meaning of Section 162(m) of the Code. Performance targets shall be adjusted to mitigate the unbudgeted impact of material, unusual or nonrecurring gains and losses, accounting changes or other extraordinary events not foreseen at the time the targets were set unless the Administrator provides otherwise at the time of establishing the targets; provided that the Administrator may not make any adjustment to the extent it would adversely affect the qualification of any compensation payable under such performance targets as “performance-based compensation” under Section 162(m) of Code. The applicable performance measurement period may not be less than 3 months nor more than 10 years.

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5.2.3 Form of Payment. Grants or awards intended to qualify under this Section 5.2 may be paid in cash or shares of Common Stock or any combination thereof.

5.2.4 Certification of Payment.  Before any Performance-Based Award under this Section 5.2 (other than Qualifying Options and Qualifying SARs) is paid and to the extent required to qualify the award as performance-based compensation within the meaning of Section 162(m) of the Code, the Administrator must certify in writing that the performance target(s) and any other material terms of the Performance-Based Award were in fact timely satisfied.

5.2.5 Reservation of Discretion.  The Administrator will have the discretion to determine the restrictions or other limitations of the individual awards granted under this Section 5.2 including the authority to reduce awards, payouts or vesting or to pay no awards, in its sole discretion, if the Administrator preserves such authority at the time of grant by language to this effect in its authorizing resolutions or otherwise.

5.2.6 Expiration of Grant Authority.  As required pursuant to Section 162(m) of the Code and the regulations promulgated thereunder, the Administrator’s authority to grant new awards that are intended to qualify as performance-based compensation within the meaning of Section 162(m) of the Code (other than Qualifying Options and Qualifying SARs) shall terminate upon the first meeting of the Corporation’s stockholders that occurs in the fifth year following the year in which the Corporation’s stockholders first approve this Plan (the “162(m) Term”).

5.2.7           Compensation Limitations.  The maximum aggregate number of shares of Common Stock that may be issued to any Eligible Person during the term of this Plan pursuant to Qualifying Options and Qualifying SARs may not exceed 20% shares of Common Stock issuable under the Plan.  The maximum aggregate number of shares of Common Stock that may be issued to any Eligible Person pursuant to Performance-Based Awards granted during the 162(m) Term (other than cash awards granted pursuant to Section 5.1.6 and Qualifying Options or Qualifying SARs) may not exceed 1,000,000 shares of Common Stock.  The maximum amount that may be paid to any Eligible Person pursuant to Performance-Based Awards granted pursuant to Sections 5.1.6 (cash awards) during the 162(m) Term may not exceed $1,000,000.

5.3 Award Agreements.  Each award shall be evidenced by a written or electronic award agreement in the form approved by the Administrator and, if required by the Administrator, executed by the recipient of the award. The Administrator may authorize any officer of the Corporation (other than the particular award recipient) to execute any or all award agreements on behalf of the Corporation (electronically or otherwise). The award agreement shall set forth the material terms and conditions of the award as established by the Administrator consistent with the express limitations of this Plan.

5.4 Deferrals and Settlements.  Payment of awards may be in the form of cash, Common Stock, other awards or combinations thereof as the Administrator shall determine, and with such restrictions as it may impose. The Administrator may also require or permit participants to elect to defer the issuance of shares of Common Stock or the settlement of awards in cash under such rules and procedures as it may establish under this Plan. The Administrator may also provide that deferred settlements include the payment or crediting of interest or other earnings on the deferral amounts, or the payment or crediting of dividend equivalents where the deferred amounts are denominated in shares.  All mandatory or elective deferrals of the issuance of shares of Common Stock or the settlement of cash awards shall be structured in a manner that is intended to comply with the requirements of Section 409A of the Code.

5.5 Consideration for Common Stock or Awards.  The purchase price for any award granted under this Plan or the Common Stock to be delivered pursuant to an award, as applicable, may be paid by means of any lawful consideration as determined by the Administrator and subject to compliance with applicable laws, including, without limitation, one or a combination of the following methods:

•	services rendered by the recipient of such award;
•	cash, check payable to the order of the Corporation, or electronic funds transfer;
•	notice and third party payment in such manner as may be authorized by the Administrator;
•	the delivery of previously owned shares of Common Stock that are fully vested and unencumbered;
•	by a reduction in the number of shares otherwise deliverable pursuant to the award; or
•	subject to such procedures as the Administrator may adopt, pursuant to a “cashless exercise” with a third party who provides financing for the purposes of (or who otherwise facilitates) the purchase or exercise of awards.

 In the event that the Administrator allows a participant to exercise an award by delivering shares of Common Stock previously owned by such participant and unless otherwise expressly provided by the Administrator, any shares delivered which were initially acquired by the participant from the Corporation (upon exercise of a stock option or otherwise) must have been owned by the participant at least six months as of the date of delivery (or such other period as may be required by the Administrator in order to avoid adverse accounting treatment). Shares of Common Stock used to satisfy the exercise price of an option shall be valued at their Fair Market Value on the date of exercise. The Corporation will not be obligated to deliver any shares unless and until it receives full payment of the exercise or purchase price therefor and any related withholding obligations under Section 8.5 and any other conditions to exercise or purchase, as established from time to time by the Administrator, have been satisfied. Unless otherwise expressly provided in the applicable award agreement, the Administrator may at any time eliminate or limit a participant’s ability to pay the purchase or exercise price of any award by any method other than cash payment to the Corporation.

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5.6 Definition of Fair Market Value.  For purposes of this Plan “Fair Market Value” shall mean, unless otherwise determined or provided by the Administrator in the circumstances, the closing price for a share of Common Stock on the trading day immediately before the grant date, as furnished by the NASDAQ Stock Market or other principal stock exchange on which the Common Stock is then listed for the date in question, or if the Common Stock is no longer listed on a principal stock exchange, then by the Over-the-Counter Bulletin Board or OTC Markets. If the Common Stock is no longer listed on the NASDAQ Capital Market or listed on a principal stock exchange or is no longer actively traded on the Over-the-Counter Bulletin Board or OTC Markets as of the applicable date, the Fair Market Value of the Common Stock shall be the value as reasonably determined by the Administrator for purposes of the award in the circumstances.

5.7 Transfer Restrictions.

5.7.1 Limitations on Exercise and Transfer.  Unless otherwise expressly provided in (or pursuant to) this Section 5.7, by applicable law and by the award agreement, as the same may be amended, (a) all awards are non-transferable and shall not be subject in any manner to sale, transfer, anticipation, alienation, assignment, pledge, encumbrance or charge; (b) awards shall be exercised only by the participant; and (c) amounts payable or shares issuable pursuant to any award shall be delivered only to (or for the account of) the participant.

5.7.2 Exceptions.  The Administrator may permit awards to be exercised by and paid to, or otherwise transferred to, other persons or entities pursuant to such conditions and procedures, including limitations on subsequent transfers, as the Administrator may, in its sole discretion, establish in writing (provided that any such transfers of ISOs shall be limited to the extent permitted under the federal tax laws governing ISOs). Any permitted transfer shall be subject to compliance with applicable federal and state securities laws.

5.7.3 Further Exceptions to Limits on Transfer.  The exercise and transfer restrictions in Section 5.7.1 shall not apply to:

(a)	transfers to the Corporation,

(b)	the designation of a beneficiary to receive benefits in the event of the participant’s death or, if the participant has died, transfers to or exercise by the participant’s beneficiary, or, in the absence of a validly designated beneficiary, transfers by will or the laws of descent and distribution,

(c)	subject to any applicable limitations on ISOs, transfers to a family member (or former family member) pursuant to a domestic relations order if approved or ratified by the Administrator,

(d)	subject to any applicable limitations on ISOs, if the participant has suffered a disability, permitted transfers or exercises on behalf of the participant by his or her legal representative, or

(e)	the authorization by the Administrator of “cashless exercise” procedures with third parties who provide financing for the purpose of (or who otherwise facilitate) the exercise of awards consistent with applicable laws and the express authorization of the Administrator.

5.8 International Awards.  One or more awards may be granted to Eligible Persons who provide services to the Corporation or one of its Subsidiaries outside of the United States. Any awards granted to such persons may, if deemed necessary or advisable by the Administrator, be granted pursuant to the terms and conditions of any applicable sub-plans, if any, appended to this Plan and approved by the Administrator.

5.9 Vesting.  Subject to Section 5.1.2 hereof, awards shall vest at such time or times and subject to such terms and conditions as shall be determined by the Administrator at the time of grant; provided, however, that in the absence of any award vesting periods designated by the Administrator at the time of grant in the applicable award agreement, awards shall vest as to one-fourth of the total number of shares subject to the award on each of the first, second, third and fourth anniversaries of the date of grant.

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6.	EFFECT OF TERMINATION OF SERVICE ON AWARDS

6.1 Termination of Employment.

6.1.1           The Administrator shall establish the effect of a termination of employment or service on the rights and benefits under each award under this Plan and in so doing may make distinctions based upon, inter alia, the cause of termination and type of award. If the participant is not an employee of the Corporation or one of its Subsidiaries and provides other services to the Corporation or one of its Subsidiaries, the Administrator shall be the sole judge for purposes of this Plan (unless a contract or the award agreement otherwise provides) of whether the participant continues to render services to the Corporation or one of its Subsidiaries and the date, if any, upon which such services shall be deemed to have terminated.

6.1.2           For awards of stock options or SARs, unless the award agreement provides otherwise, the exercise period of such options or SARs shall expire: (1) three months after the last day that the participant is employed by or provides services to the Corporation or a Subsidiary (provided; however, that in the event of the participant’s death during this period, those persons entitled to exercise the option or SAR pursuant to the laws of descent and distribution shall have one year following the date of death within which to exercise such option or SAR); (2) in the case of a participant whose termination of employment is due to death or disability (as defined in the applicable award agreement), 12 months after the last day that the participant is employed by or provides services to the Corporation or a Subsidiary; and (3) immediately upon a participant’s termination for “cause”. The Administrator will, in its absolute discretion, determine the effect of all matters and questions relating to a termination of employment, including, but not by way of limitation, the question of whether a leave of absence constitutes a termination of employment and whether a participant’s termination is for “cause.”

If not defined in the applicable award agreement, “Cause” shall mean:

(i)	conviction of a felony or a crime involving fraud or moral turpitude; or
(ii)	theft, material act of dishonesty or fraud, intentional falsification of any employment or Company records, or commission of any criminal act which impairs participant’s ability to perform appropriate employment duties for the Corporation; or
(iii)	intentional or reckless conduct or gross negligence materially harmful to the Company or the successor to the Corporation after a Change in Control , including violation of a non-competition or confidentiality agreement; or
(iv)	willful failure to follow lawful instructions of the person or body to which participant reports; or
(v)	gross negligence or willful misconduct in the performance of participant’s assigned duties. Cause shall not include mere unsatisfactory performance in the achievement of participant’s job objectives.

6.1.3           For awards of restricted shares, unless the award agreement provides otherwise, restricted shares that are subject to restrictions at the time that a participant whose employment or service is terminated shall be forfeited and reacquired by the Corporation; provided that, the Administrator may provide, by rule or regulation or in any award agreement, or may determine in any individual case, that restrictions or forfeiture conditions relating to restricted shares shall be waived in whole or in part in the event of terminations resulting from specified causes, and the Administrator may in other cases waive in whole or in part the forfeiture of restricted shares.  Similar rules shall apply in respect of RSUs.

6.2 Events Not Deemed Terminations of Service.  Unless the express policy of the Corporation or one of its Subsidiaries, or the Administrator, otherwise provides, the employment relationship shall not be considered terminated in the case of (a) sick leave, (b) military leave, or (c) any other leave of absence authorized by the Corporation or one of its Subsidiaries, or the Administrator; provided that unless reemployment upon the expiration of such leave is guaranteed by contract or law, such leave is for a period of not more than 3 months. In the case of any employee of the Corporation or one of its Subsidiaries on an approved leave of absence, continued vesting of the award while on leave from the employ of the Corporation or one of its Subsidiaries may be suspended until the employee returns to service, unless the Administrator otherwise provides or applicable law otherwise requires. In no event shall an award be exercised after the expiration of the term set forth in the award agreement.

6.3 Effect of Change of Subsidiary Status.  For purposes of this Plan and any award, if an entity ceases to be a Subsidiary of the Corporation, a termination of employment or service shall be deemed to have occurred with respect to each Eligible Person in respect of such Subsidiary who does not continue as an Eligible Person in respect of another entity within the Corporation or another Subsidiary that continues as such after giving effect to the transaction or other event giving rise to the change in status.

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7.           ADJUSTMENTS; ACCELERATION

7.1           Adjustments.  Upon or in contemplation of any of the following events described in this Section 7.1,: any reclassification, recapitalization, stock split (including a stock split in the form of a stock dividend) or reverse stock split (“stock split”); any merger, arrangement, combination, consolidation, or other reorganization; any spin-off, split-up, or similar extraordinary dividend distribution in respect of the Common Stock (whether in the form of securities or property); any exchange of Common Stock or other securities of the Corporation, or any similar, unusual or extraordinary corporate transaction in respect of the Common Stock; then the Administrator shall in such manner, to such extent  and at such time as it deems appropriate and equitable in the circumstances (but subject to compliance with applicable laws and stock exchange requirements) proportionately adjust any or all of (1) the number and type of shares of Common Stock (or other securities) that thereafter may be made the subject of awards (including the number of shares provided for in this Plan), (2) the number, amount and type of shares of Common Stock (or other securities or property) subject to any or all outstanding awards, (3) the grant, purchase, or exercise price (which term includes the base price of any SAR or similar right) of any or all outstanding awards, (4) the securities, cash or other property deliverable upon exercise or payment of any outstanding awards, and (5) the 162(m) compensation limitations set forth in Section 5.2.7 and (subject to Section 8.8.3(a)) the performance standards applicable to any outstanding awards (provided that no adjustment shall be allowed to the extent inconsistent with the requirements of Code section 162(m)). Any adjustment made pursuant to this Section 7.1 shall be made in a manner that, in the good faith determination of the Administrator, will not likely result in the imposition of additional taxes or interest under Section 409A of the Code.  With respect to any award of an ISO, the Administrator may make such an adjustment that causes the option to cease to qualify as an ISO without the consent of the affected participant.

7.2           Change in Control.  Upon a Change in Control, each then-outstanding option and SAR shall automatically become fully vested, all restricted shares then outstanding shall automatically fully vest free of restrictions, and each other award granted under this Plan that is then outstanding shall automatically become vested and payable to the holder of such award unless the Administrator has made appropriate provision for the substitution, assumption, exchange or other continuation of the award pursuant to the Change in Control.  Notwithstanding the foregoing, the Administrator, in its sole and absolute discretion, may choose (in an award agreement or otherwise) to provide for full or partial accelerated vesting of any award upon a Change In Control (or upon any other event or other circumstance related to the Change in Control, such as an involuntary termination of employment occurring after such Change in Control, as the Administrator may determine), irrespective of whether such any such award has been substituted, assumed, exchanged or otherwise continued pursuant to the Change in Control.

For purposes of this Plan, “Change in Control” shall be deemed to have occurred if:

(i)           a tender offer (or series of related offers) shall be made and consummated for the ownership of 50% or more of the outstanding voting securities of the Corporation, unless as a result of such tender offer more than 50% of the outstanding voting securities of the surviving or resulting corporation shall be owned in the aggregate by the stockholders of the Corporation (as of the time immediately prior to the commencement of such offer), any employee benefit plan of the Corporation or its Subsidiaries, and their affiliates;

(ii)           the Corporation shall be merged or consolidated with another entity, unless as a result of such merger or consolidation more than 50% of the outstanding voting securities of the surviving or resulting entity shall be owned in the aggregate by the stockholders of the Corporation (as of the time immediately prior to such transaction), any employee benefit plan of the Corporation or its Subsidiaries, and their affiliates;

(iii)           the Corporation shall sell substantially all of its assets to another entity that is not wholly owned by the Corporation, unless as a result of such sale more than 50% of such assets shall be owned in the aggregate by the stockholders of the Corporation (as of the time immediately prior to such transaction), any employee benefit plan of the Corporation or its Subsidiaries and their affiliates; or

(iv)           a Person (as defined below) shall acquire 50% or more of the outstanding voting securities of the Corporation (whether directly, indirectly, beneficially or of record), unless as a result of such acquisition more than 50% of the outstanding voting securities of the surviving or resulting corporation shall be owned in the aggregate by the stockholders of the Corporation (as of the time immediately prior to the first acquisition of such securities by such Person), any employee benefit plan of the Corporation or its Subsidiaries, and their affiliates.

For purposes of this Section 5(c), ownership of voting securities shall take into account and shall include ownership as determined by applying the provisions of Rule 13d-3(d)(I)(i) (as in effect on the date hereof) under the Exchange Act.  In addition, for such purposes, “Person” shall have the meaning given in Section 3(a)(9) of the Exchange Act, as modified and used in Sections 13(d) and 14(d) thereof; provided, however, that a Person shall not include (A) the Company or any of its Subsidiaries; (B) a trustee or other fiduciary holding securities under an employee benefit plan of the Company or any of its Subsidiaries; (C) an underwriter temporarily holding securities pursuant to an offering of such securities; or (D) a corporation owned, directly or indirectly, by the stockholders of the Company in substantially the same proportion as their ownership of stock of the Company.

 Notwithstanding the foregoing, (1) the Administrator may waive the requirement described in paragraph (iv) above that a Person must acquire more than 50% of the outstanding voting securities of the Corporation for a Change in Control to have occurred if the Administrator determines that the percentage acquired by a person is significant (as determined by the Administrator in its discretion) and that waiving such condition is appropriate in light of all facts and circumstances, and (2) no compensation that has been deferred for purposes of Section 409A of the Code shall be payable as a result of a Change in Control unless the Change in Control qualifies as a change in ownership or effective control of the Corporation within the meaning of Section 409A of the Code.

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7.3           Early Termination of Awards.  Any award that has been accelerated as required or permitted by Section 7.2 upon a Change in Control (or would have been so accelerated but for Section 7.4 or 7.5) shall terminate upon such event, subject to any provision that has been expressly made by the Administrator, through a plan of reorganization or otherwise, for the survival, substitution, assumption, exchange or other continuation of such award and provided that, in the case of options and SARs that will not survive, be substituted for, assumed, exchanged, or otherwise continued in the transaction, the holder of such award shall be given reasonable advance notice of the impending termination and a reasonable opportunity to exercise his or her outstanding options and SARs in accordance with their terms before the termination of such awards (except that in no case shall more than ten days’ notice of accelerated vesting and the impending termination be required and any acceleration may be made contingent upon the actual occurrence of the event).

The Administrator may make provision for payment in cash or property (or both) in respect of awards terminated pursuant to this section as a result of the Change in Control and may adopt such valuation methodologies for outstanding awards as it deems reasonable and, in the case of options, SARs or similar rights, and without limiting other methodologies, may base such settlement solely upon the excess if any of the per share amount payable upon or in respect of such event over the exercise or base price of the award.

7.4           Other Acceleration Rules.  Any acceleration of awards pursuant to this Section 7 shall comply with applicable legal and stock exchange requirements and, if necessary to accomplish the purposes of the acceleration or if the circumstances require, may be deemed by the Administrator to occur a limited period of time not greater than 30 days before the event. Without limiting the generality of the foregoing, the Administrator may deem an acceleration to occur immediately prior to the applicable event and/or reinstate the original terms of an award if an event giving rise to the acceleration does not occur. Notwithstanding any other provision of the Plan to the contrary, the Administrator may override the provisions of Section 7.2, 7.3, and/or 7.5 by express provision in the award agreement or otherwise. The portion of any ISO accelerated pursuant to Section 7.2 or any other action permitted hereunder shall remain exercisable as an ISO only to the extent the applicable $100,000 limitation on ISOs is not exceeded. To the extent exceeded, the accelerated portion of the option shall be exercisable as a nonqualified stock option under the Code.

7.5           Possible Rescission of Acceleration.  If the vesting of an award has been accelerated expressly in anticipation of an event and the Administrator later determines that the event will not occur, the Administrator may rescind the effect of the acceleration as to any then outstanding and unexercised or otherwise unvested awards; provided, that, in the case of any compensation that has been deferred for purposes of Section 409A of the Code,  the Administrator determines that such rescission will not likely result in the imposition of additional tax or interest under Code Section 409A.

8.	OTHER PROVISIONS

8.1 Compliance with Laws.  This Plan, the granting and vesting of awards under this Plan, the offer, issuance and delivery of shares of Common Stock, the acceptance of promissory notes and/or the payment of money under this Plan or under awards are subject to compliance with all applicable federal and state laws, rules and regulations (including but not limited to state and federal securities law, federal margin requirements) and to such approvals by any applicable stock exchange listing, regulatory or governmental authority as may, in the opinion of counsel for the Corporation, be necessary or advisable in connection therewith. The person acquiring any securities under this Plan will, if requested by the Corporation or one of its Subsidiaries, provide such assurances and representations to the Corporation or one of its Subsidiaries as the Administrator may deem necessary or desirable to assure compliance with all applicable legal and accounting requirements.

8.2 Future Awards/Other Rights.  No person shall have any claim or rights to be granted an award (or additional awards, as the case may be) under this Plan, subject to any express contractual rights (set forth in a document other than this Plan) to the contrary.

8.3 No Employment/Service Contract.  Nothing contained in this Plan (or in any other documents under this Plan or in any award) shall confer upon any Eligible Person or other participant any right to continue in the employ or other service of the Corporation or one of its Subsidiaries, constitute any contract or agreement of employment or other service or affect an employee’s status as an employee at will, nor shall interfere in any way with the right of the Corporation or one of its Subsidiaries to change a person’s compensation or other benefits, or to terminate his or her employment or other service, with or without cause.  Nothing in this Section 8.3, however, is intended to adversely affect any express independent right of such person under a separate employment or service contract other than an award agreement.

 8.4 Plan Not Funded.  Awards payable under this Plan shall be payable in shares or from the general assets of the Corporation, and no special or separate reserve, fund or deposit shall be made to assure payment of such awards. No participant, beneficiary or other person shall have any right, title or interest in any fund or in any specific asset (including shares of Common Stock, except as expressly otherwise provided) of the Corporation or one of its Subsidiaries by reason of any award hereunder. Neither the provisions of this Plan (or of any related documents), nor the creation or adoption of this Plan, nor any action taken pursuant to the provisions of this Plan shall create, or be construed to create, a trust of any kind or a fiduciary relationship between the Corporation or one of its Subsidiaries and any participant, beneficiary or other person. To the extent that a participant, beneficiary or other person acquires a right to receive payment pursuant to any award hereunder, such right shall be no greater than the right of any unsecured general creditor of the Corporation.

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8.5 Tax Withholding.  Upon any exercise, vesting, or payment of any award, the Corporation or one of its Subsidiaries shall have the right at its option to:

(a)           require the participant (or the participant’s personal representative or beneficiary, as the case may be) to pay or provide for payment of at least the minimum amount of any taxes which the Corporation or one of its Subsidiaries may be required to withhold with respect to such award event or payment; or

(b)           deduct from any amount otherwise payable in cash to the participant (or the participant’s personal representative or beneficiary, as the case may be) the minimum amount of any taxes which the Corporation or one of its Subsidiaries may be required to withhold with respect to such cash payment.

In any case where a tax is required to be withheld in connection with the delivery of shares of Common Stock under this Plan, the Administrator may in its sole discretion (subject to Section 8.1) grant (either at the time of the award or thereafter) to the participant the right to elect, pursuant to such rules and subject to such conditions as the Administrator may establish, to have the Corporation reduce the number of shares to be delivered by (or otherwise reacquire) the appropriate number of shares, valued in a consistent manner at their Fair Market Value or at the sales price in accordance with authorized procedures for cashless exercises, necessary to satisfy the minimum applicable withholding obligation on exercise, vesting or payment. In no event shall the shares withheld exceed the minimum whole number of shares required for tax withholding under applicable law.

8.6 Effective Date, Termination and Suspension, Amendments.

8.6.1 Effective Date and Termination.  This Plan was approved by the Board and became effective on April __, 2014.  Unless earlier terminated by the Board, this Plan shall terminate at the close of business on April __, 2024. After the termination of this Plan either upon such stated expiration date or its earlier termination by the Board, no additional awards may be granted under this Plan, but previously granted awards (and the authority of the Administrator with respect thereto, including the authority to amend such awards) shall remain outstanding in accordance with their applicable terms and conditions and the terms and conditions of this Plan.

8.6.2 Board Authorization.  The Board may, at any time, terminate or, from time to time, amend, modify or suspend this Plan, in whole or in part. No awards may be granted during any period that the Board suspends this Plan.

8.6.3 Stockholder Approval.  To the extent then required by applicable law or any applicable stock exchange or required under Sections 162, 422 or 424 of the Code to preserve the intended tax consequences of this Plan, or deemed necessary or advisable by the Board, this Plan and any amendment to this Plan shall be subject to stockholder approval.

8.6.4 Amendments to Awards.  Without limiting any other express authority of the Administrator under (but subject to) the express limits of this Plan, the Administrator by agreement or resolution may waive conditions of or limitations on awards to participants that the Administrator in the prior exercise of its discretion has imposed, without the consent of a participant, and (subject to the requirements of Sections 3.2 and 8.6.5) may make other changes to the terms and conditions of awards. Any amendment or other action that would constitute a repricing of an award is subject to the limitations set forth in Section 3.2(g).

8.6.5 Limitations on Amendments to Plan and Awards.  No amendment, suspension or termination of this Plan or change of or affecting any outstanding award shall, without written consent of the participant, affect in any manner materially adverse to the participant any rights or benefits of the participant or obligations of the Corporation under any award granted under this Plan prior to the effective date of such change. Changes, settlements and other actions contemplated by Section 7 shall not be deemed to constitute changes or amendments for purposes of this Section 8.6.

8.7 Privileges of Stock Ownership.  Except as otherwise expressly authorized by the Administrator or this Plan, a participant shall not be entitled to any privilege of stock ownership as to any shares of Common Stock not actually delivered to and held of record by the participant. No adjustment will be made for dividends or other rights as a stockholder for which a record date is prior to such date of delivery.

8.8 Governing Law; Construction; Severability.

8.8.1 Choice of Law.  This Plan, the awards, all documents evidencing awards and all other related documents shall be governed by, and construed in accordance with the laws of the State of Delaware.

8.8.2 Severability.  If a court of competent jurisdiction holds any provision invalid and unenforceable, the remaining provisions of this Plan shall continue in effect.

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8.8.3 Plan Construction.

(a)  Rule 16b-3.  It is the intent of the Corporation that the awards and transactions permitted by awards be interpreted in a manner that, in the case of participants who are or may be subject to Section 16 of the Exchange Act, qualify, to the maximum extent compatible with the express terms of the award, for exemption from matching liability under Rule 16b-3 promulgated under the Exchange Act. Notwithstanding the foregoing, the Corporation shall have no liability to any participant for Section 16 consequences of awards or events under awards if an award or event does not so qualify.

(b)  Section 162(m).  Awards under Sections 5.1.4 through 5.1.7 to persons described in Section 5.2 that are either granted or become vested, exercisable or payable based on attainment of one or more performance goals related to the Business Criteria, as well as Qualifying Options and Qualifying SARs granted to persons described in Section 5.2, that are approved by a committee composed solely of two or more outside directors (as this requirement is applied under Section 162(m) of the Code) shall be deemed to be intended as performance-based compensation within the meaning of Section 162(m) of the Code unless such committee provides otherwise at the time of grant of the award. It is the further intent of the Corporation that (to the extent the Corporation or one of its Subsidiaries or awards under this Plan may be or become subject to limitations on deductibility under Section 162(m) of the Code) any such awards and any other Performance-Based Awards under Section 5.2 that are granted to or held by a person subject to Section 162(m) will qualify as performance-based compensation or otherwise be exempt from deductibility limitations under Section 162(m).

(c)  Code Section 409A Compliance.  The Board intends that, except as may be otherwise determined by the Administrator, any awards under the Plan are either exempt from or satisfy the requirements of Section 409A of the Code and related regulations and Treasury pronouncements (“Section 409A”) to avoid the imposition of any taxes, including additional income or penalty taxes, thereunder. If the Administrator determines that an award, award agreement, acceleration, adjustment to the terms of an award, payment, distribution, deferral election, transaction or any other action or arrangement contemplated by the provisions of the Plan would, if undertaken, cause a participant’s award to become subject to Section 409A, unless the Administrator expressly determines otherwise, such award, award agreement, payment, acceleration, adjustment, distribution, deferral election, transaction or other action or arrangement shall not be undertaken and the related provisions of the Plan and/or award agreement will be deemed modified or, if necessary, rescinded in order to comply with the requirements of Section 409A to the extent determined by the Administrator without the content or notice to the participant. Notwithstanding the foregoing, neither the Company nor the Administrator shall have any obligation to take any action to prevent the assessment of any excise tax or penalty on any participant under Section 409A and neither the Company nor the Administrator will have any liability to any participant for such tax or penalty.

(d)           No Guarantee of Favorable Tax Treatment.  Although the Company intends that awards under the Plan will be exempt from, or will comply with, the requirements of Section 409A of the Code, the Company does not warrant that any award under the Plan will qualify for favorable tax treatment under Section 409A of the Code or any other provision of federal, state, local or foreign law. The Company shall not be liable to any participant for any tax, interest or penalties the participant might owe as a result of the grant, holding, vesting, exercise or payment of any award under the Plan

8.9 Captions.  Captions and headings are given to the sections and subsections of this Plan solely as a convenience to facilitate reference. Such headings shall not be deemed in any way material or relevant to the construction or interpretation of this Plan or any provision thereof.

8.10 Stock-Based Awards in Substitution for Stock Options or Awards Granted by Other Corporation.  Awards may be granted to Eligible Persons in substitution for or in connection with an assumption of employee stock options, SARs, restricted stock or other stock-based awards granted by other entities to persons who are or who will become Eligible Persons in respect of the Corporation or one of its Subsidiaries, in connection with a distribution, arrangement, business combination, merger or other reorganization by or with the granting entity or an affiliated entity, or the acquisition by the Corporation or one of its Subsidiaries, directly or indirectly, of all or a substantial part of the stock or assets of the employing entity. The awards so granted need not comply with other specific terms of this Plan, provided the awards reflect only adjustments giving effect to the assumption or substitution consistent with the conversion applicable to the Common Stock in the transaction and any change in the issuer of the security. Any shares that are delivered and any awards that are granted by, or become obligations of, the Corporation, as a result of the assumption by the Corporation of, or in substitution for, outstanding awards previously granted by an acquired company (or previously granted by a predecessor employer (or direct or indirect parent thereof) in the case of persons that become employed by the Corporation or one of its Subsidiaries in connection with a business or asset acquisition or similar transaction) shall not be counted against the Share Limit or other limits on the number of shares available for issuance under this Plan, except as may otherwise be provided by the Administrator at the time of such assumption or substitution or as may be required to comply with the requirements of any applicable stock exchange.

8.11 Non-Exclusivity of Plan.  Nothing in this Plan shall limit or be deemed to limit the authority of the Board or the Administrator to grant awards or authorize any other compensation, with or without reference to the Common Stock, under any other plan or authority.

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8.12 No Corporate Action Restriction.  The existence of this Plan, the award agreements and the awards granted hereunder shall not limit, affect or restrict in any way the right or power of the Board or the stockholders of the Corporation to make or authorize: (a) any adjustment, recapitalization, reorganization or other change in the capital structure or business of the Corporation or any Subsidiary, (b) any merger, arrangement, business combination, amalgamation, consolidation or change in the ownership of the Corporation or any Subsidiary, (c) any issue of bonds, debentures, capital, preferred or prior preference stock ahead of or affecting the capital stock (or the rights thereof) of the Corporation or any Subsidiary, (d) any dissolution or liquidation of the Corporation or any Subsidiary, (e) any sale or transfer of all or any part of the assets or business of the Corporation or any Subsidiary, or (f) any other corporate act or proceeding by the Corporation or any Subsidiary. No participant, beneficiary or any other person shall have any claim under any award or award agreement against any member of the Board or the Administrator, or the Corporation or any employees, officers or agents of the Corporation or any Subsidiary, as a result of any such action.

8.13 Other Corporation Benefit and Compensation Programs.  Payments and other benefits received by a participant under an award made pursuant to this Plan shall not be deemed a part of a participant’s compensation for purposes of the determination of benefits under any other employee welfare or benefit plans or arrangements, if any, provided by the Corporation or any Subsidiary, except where the Administrator expressly otherwise provides or authorizes in writing or except as otherwise specifically set forth in the terms and conditions of such other employee welfare or benefit plan or arrangement. Awards under this Plan may be made in addition to, in combination with, as alternatives to or in payment of grants, awards or commitments under any other plans or arrangements of the Corporation or its Subsidiaries.

8.14 Prohibition on Repricing.  Subject to Section 4, the Administrator shall not, without the approval of the stockholders of the Corporation (i) reduce the exercise price, or cancel and reissue options so as to in effect reduce the exercise price or (ii) change the manner of determining the exercise price so that the exercise price is less than the fair market value per share of Common Stock.

As adopted by the Board of Directors of Vuzix Corporation on April 30, 2014.

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Vuzix Corporation

VOTE BY INTERNET OR TELEPHONE

QUICK ★★★ EASY ★★★ IMMEDIATE

As a stockholder of Vuzix Corporation, you have the option of voting your shares electronically through the Internet or on the telephone, eliminating the need to return the proxy card. Your electronic vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed, dated and returned the proxy card. Votes submitted electronically over the Internet or by telephone must be received by 1:00 a.m., Central Time, on June 24, 2014.

Vote Your Proxy on the Internet:		*Vote Your Proxy by Phone:*		*Vote Your Proxy by Mail:*
Go to www.envisionreports.com/VUZ Have your proxy card available when you access the above website. Follow the prompts to vote your shares.	OR	**Call 1-800-652-VOTE (8683)** Use any touch-tone telephone to vote your proxy. Have your proxy card available when you call. Follow the voting instructions to vote your shares.	OR	Mark, sign, and date your proxy card, then detach it, and return it in the postage-paid envelope provided.

PLEASE DO NOT RETURN THE PROXY CARD IF YOU ARE VOTING ELECTRONICALLY OR BY PHONE

▼ **FOLD AND DETACH HERE AND READ THE REVERSE SIDE** ▼

A – Proposals - The Board of Directors recommends a vote FOR all the named nominees as directors, and FOR Proposals 2, 3, and 4.

Please mark your votes like this **X**

1. To elect five directors to serve until the 2014 annual meeting of stockholders and until their successors have been duly elected and qualified.

NOMINEES: 01- Paul J. Travers 02 – Grant Russell 03 – William Lee 04- Michael Scott 05 – Alexander Ruckdaeschel

☐ Mark here to vote FOR all nominees ☐ Mark here to WITHHOLD vote from all Nominees ☐ For all EXCEPT – To withhold authority to vote for any nominee(s), write the name(s) of such nominee (s) below.

____

In their discretion, upon any other business that may properly come before the meeting or any Adjournment thereof.

B – Non-Voting Items – Change of Address – Please print new address below:

Meeting Attendance - Mark box to the right if you plan to attend the Annual Meeting ☐

C – Authorized Signature – This section must be completed for your vote to be counted – Date and Sign Below

Signature____________________ **Signature**____________________ **Date**__________, **2013.**

NOTE: Please sign EXACTLY as name(s) appear(s) on this proxy. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by the President or other authorized officer. If a partnership, please sign in partnership name by authorized person.